(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2002


Merrill Lynch
Global Allocation
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.



Merrill Lynch Global Allocation Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.


Overall Asset
Exposure
As of 4/30/02

                                                      Percent of Fund's Net Assets    Reference Portfolio+++
                                                        4/30/02        10/31/01            Percentages
North & South American Equities                           36.4%          38.7%                 36.0%
European Equities                                         11.8           12.1                  11.0
Pacific Basin Equities                                    12.0           15.8                  13.0
Total Equities                                            60.2*          66.6*                 60.0


US Dollar Denominated Fixed-Income Securities             20.9           21.3                  24.0
   US Issuers                                             15.5           13.8                  --
   Non-US Issuers                                          5.4            7.5                  --
Non-US Dollar Denominated Fixed-Income Securities          6.7            3.8                  16.0
Total Fixed-Income Securities                             27.6++         25.1++                40.0


Cash & Cash Equivalents**                                 12.2            8.3                  --


*Includes value of Financial Futures Contracts.
**Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
++Includes Preferred Stock.
+++The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World
Index (Ex-US) Equities; 24% Merrill Lynch Treasury Index GA05; and
16% Salomon Brothers World Government Bond Index (Ex-US).
Descriptions of these Indexes can be found on page 7 of this report to shareholders in the "Recent Performance Results" section.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


DEAR SHAREHOLDER


Performance Review
For the six-month period ended April 30, 2002, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +8.27%, +7.75%, +7.74% and +8.17%, respectively. (Fund results shown do not include sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outperformed its Reference Portfolio, which had a return of +2.05% for the same six-month period. Specifically, for the six-month period ended April 30, 2002, the Fund outperformed each of the components of the Reference Portfolio as follows: the unmanaged Standard & Poor's (S&P) 500 Index increased by 2.29%; the unmanaged FTSE World Index (Ex-US) Equities increased by 7.20%; the Merrill Lynch Treasury Index GA05 declined 1.39%; and the Salomon Brothers World Government Bond Index (Ex-US) declined 2.20%.


Investment Environment
Despite data confirming the trend toward recession in most of the developed world, the global equity markets advanced in late September through early December 2001. However, liquidity concerns grew as bankruptcies in the telecommunications sector continued. Global debt markets were unsettled and credit risk spreads widened because of a foreign exchange crisis in Turkey and default fears in Argentina. The US equity market rallied, but late in the period prices in the high-grade bond market declined on the back of substantial monetary and fiscal stimuli, and the perception that the US economy was moving toward recovery. Despite low interest rates and stubbornly high trade deficits, the US dollar remained surprisingly strong as investors continued to prefer the United States to other markets. Some degree of bullishness continued in the technology sector on signs of a potential bottom and a clearing of inventories. However, economic data indicating weak industrial production, weak retail sales and rising unemployment suggested that the US economy was still sluggish as the new year approached.

Corporate accounting practices became a major issue for investors with the bankruptcy of Enron Corporation in December 2001. Announcements of regulatory investigations into accounting for off balance-sheet partnerships and transactions disturbed the markets. Enron-related issues impacted financial and energy-related companies who had done business with Enron, or were in businesses similar to the company. Corporate America became focused on balance-sheet strength, as the credit rating agencies became more prone to downgrading companies. Economic and currency difficulties in Latin America impacted financial and energy companies with Latin operations. The sell-off of the equity market halted with positive news on the economy. Gross domestic product (GDP) reportedly rose 1.4% in the fourth quarter of 2001, the fastest pace since the fourth quarter of 2000. US unemployment fell in January 2002 for the first time in seven months. Positive data was reported for factory orders, durable goods orders, non-farm payrolls, housing starts and new home sales.

A rally in the US stock market that began in February 2002 continued into March with the Dow Jones Industrial Average reaching a six-month peak. Positive economic data indicating a stronger-than-expected recovery rallied technology stocks. Notably, unemployment hit a four-month low, and February non-farm payrolls, industrial output and the producer price index (PPI) all increased. Federal Reserve Board Chairman Greenspan commented that the "expansion is well underway." The Federal Open Market Committee indicated that interest rates would be held steady. Toward the end of March 2002, investors became more focused on company-specific issues as first quarter earnings releases loomed. The Securities and Exchange Commission continued to disclose probes into accounting practices at major US companies. Corporations continued to announce lower earnings guidance, further employee reductions and balance sheet restructuring initiatives. The credit rating agencies continued to lower debt ratings and place companies onto negative watchlists driven by closer scrutiny after the Enron debacle. Liquidity in the capital markets continued to dry up because of credit rating downgrades and continued negative newsflow from corporate America.

Economic data released in early April 2002 was mixed. An increase in the unemployment rate suggested a weaker-than-anticipated recovery. The PPI was up on higher energy prices because of the rising price of oil. Retail sales were weaker than expected because of falling automobile sales. The NASDAQ hit a six-month low in late April, while the Dow revisited its February low. The US equity market had a short-lived rally in late April on news that GDP was up a seasonally adjusted 5.8% for the first quarter because of strong growth in housing, consumer and government spending. The month of April closed with news that earnings for S&P Index companies were down 11% on a year-over-year basis, and the expectation the Federal Reserve Board probably would not raise interest rates before this summer.

During the six-month period ended April 30, 2002, the Federal Reserve Board lowered the Federal Funds rate three times from 3.00% to 1.75%, and has left interest rates unchanged since December 11, 2001. US Treasury prices fell in November upon the realization that interest rate cuts were nearing an end and then remained in a trading range through the end of February 2002. Prices fell from the end of February to the end of March on fears of the Federal Reserve Board raising interest rates. US Treasury prices rose in April, as it became clear that short-term interest rates would probably not increase until the summer.

European equity markets have followed the US equity markets since the lows established in September 2001. During the six-month period ended April 30, 2002, the Dow Jones Euro Stoxx 50 Index increased by 3.36% and the Japanese Nikkei 225 Index gained 11.33% following a strong February rally on better economic news.


Portfolio Matters
With 60.2% of net assets invested in equities at April 30, 2002, the Fund was slightly underweighted as compared to the Reference Portfolio's equity weighting of 60%. In addition, the Fund was significantly underweighted in fixed-income securities with 27.6% of the Fund invested in bonds worldwide as compared to its benchmark's weighting of 40%. During the six-month period ended April 30, 2002, we increased the Fund's weighting in US dollar- and euro-denominated bonds, decreased its weighting in most equity markets and increased its cash position from 8.3% to 12.2% of net assets. We reduced our equity holdings across most markets to take profits in stocks that performed well.

The Fund's outperformance of the Reference Portfolio during the period was primarily because of our emphasis on attractively valued stocks, particularly US equity holdings. Additionally, we took advantage of attractive valuation levels by purchasing stocks in out-of-favor sectors such as utilities and telecommunications. The Fund benefited from an overweighted position in the financial, energy and materials sectors. The Fund was overweighted in the US dollar, particularly as compared to the Japanese yen, which helped both absolute and relative performance.

During the six-month period ended April 30, 2002, the Fund's US stock weighting decreased from 36.3% to 33.8% of net assets. The Fund's Pacific Basin stock weightings decreased from 15.8% to 12.0% of net assets. Its European equity weighting decreased to 11.8% of net assets. Approximately 6% of the Fund's net assets were invested in convertible securities as of April 30, 2002, which are reported as part of the Fund's fixed-income securities, although some of these securities tend to perform somewhat like equities.

The Fund's asset mix changed somewhat over the six-month period because of a decrease in equity holdings and an increase in fixed-income holdings and cash reserves. The largest changes came in the form of an increase in the Fund's European debt position and in its cash holdings, and a decrease in US and Pacific Basin equity positions. We sold equities that performed well and moved into cash while waiting for more attractive buying opportunities. At April 30, 2002, the Fund's net weighting in the US dollar was 66.8%, including both dollar-denominated assets and the portion of non-US assets hedged back into dollars. The Fund's net weighting in the euro decreased from 18.3% to 16.9% of net assets during the period.



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


In Conclusion
We thank you for your investment in Merrill Lynch Global Allocation Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Bryan N. Ison)
Bryan N. Ison
Senior Vice President and Portfolio Manager



(Dennis Stattman)
Dennis Stattman
Vice President and Portfolio Manager



June 11, 2002



PORTFOLIO INFORMATION


Worldwide
Investments
As of 4/30/02


Breakdown of Stocks &
Fixed-Income Securities by        Percent of
Country                          Net Assets++

United States*                       53.1%
Japan                                 8.8
Germany                               5.7
United Kingdom                        3.9
France                                2.5
Malaysia                              2.4
South Korea                           1.9
Netherlands                           1.4
Brazil                                1.1
Canada                                1.1
Australia                             1.0
Italy                                 0.9
Switzerland                           0.9
Bermuda                               0.7
Hong Kong                             0.6
Spain                                 0.6
Chile                                 0.6
Portugal                              0.4
Mexico                                0.4
Sweden                                0.3
South Africa                          0.3
Indonesia                             0.3
Denmark                               0.2
Ireland                               0.2
Russia                                0.2
Finland                               0.2
Israel                                0.1
New Zealand                           0.1
Argentina                             0.1
Luxembourg                            0.1
Philippines**                         0.0
Austria**                             0.0


*Includes investments in short-term securities.
**Holdings are less than 0.1%.
++Total may not equal 100%.


Ten Largest Holdings              Percent of
(Equity Investments)              Net Assets

Millea Holdings, Inc.                 1.3%
Mitsui Marine and Fire
   Insurance Company, Ltd.            1.1
La Quinta Corp.                       0.8
Security Capital Group
   Incorporated (Class B)             0.8
The Nippon Fire & Marine
   Insurance Co., Ltd.                0.7
KT Corporation (ADR)                  0.7
Suzuki Motor Corporation              0.6
ChevronTexaco Corporation             0.6
ACE Limited                           0.5
Beverly Enterprises, Inc.             0.5


Five Largest Industries           Percent of
(Equity Investments)              Net Assets

Insurance                             5.9%
Real Estate                           4.2
Oil & Gas                             3.9
Diversified Telecommunication
   Services                           3.5
Metals & Mining                       3.5



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/02                    + 6.33%        + 0.75%
Five Years Ended 3/31/02                  +10.15         + 8.97
Ten Years Ended 3/31/02                   +11.81         +11.21

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 3/31/02                    + 5.28%        + 1.28%
Five Years Ended 3/31/02                  + 9.04         + 8.78
Ten Years Ended 3/31/02                   +10.69         +10.69

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 3/31/02                    + 5.21%        + 4.21%
Five Years Ended 3/31/02                  + 9.02         + 9.02
Inception (10/21/94) through 3/31/02      +10.77         +10.77

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 3/31/02                    + 6.11%        + 0.53%
Five Years Ended 3/31/02                  + 9.88         + 8.70
Inception (10/21/94) through 3/31/02      +11.65         +10.84

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Recent
Performance
Results

                                                                                                Ten Years/
                                                           6-Month            12-Month       Since Inception
As of April 30, 2002                                     Total Return       Total Return       Total Return
ML Global Allocation Fund, Inc.--Class A Shares*            + 8.27%            + 0.53%           +198.90%
ML Global Allocation Fund, Inc.--Class B Shares*            + 7.75             - 0.52            +169.88
ML Global Allocation Fund, Inc.--Class C Shares*            + 7.74             - 0.53            +112.50
ML Global Allocation Fund, Inc.--Class D Shares*            + 8.17             + 0.30            +125.45
FTSE World Index**                                          + 3.25             -14.39        + 92.62/+ 47.93
US Stocks: Standard & Poor's 500 Index***                   + 2.29             -12.64        +216.82/+158.98
Non-US Stocks: FTSE World Index (Ex-US) Equities****        + 7.20             -12.03        + 81.63/+ 21.79
US Bonds: ML Treasury Index GA05++                          - 1.39             + 6.53        + 90.15/+ 67.83
Non-US Bonds: Salomon Brothers World Government
Bond Index (Ex-US)++++                                      - 2.20             + 3.51        + 70.22/+ 25.11

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are for ten years for Class
A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
**An unmanaged broad-based capitalizaion-weighted index comprised of 2,200 equities from 24 countries in 12 regions, including the United
States. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
***An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
****An unmanaged capitalization-weighted index comprised of 1,631 companies in 28 countries, excluding the United States. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
++An unmanaged index designed to track the total return of the current coupon five-year US Treasury bond. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
++++An unmanaged market capitalization-weighted index tracking ten government bond indexes, excluding the United States. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)

                               Shares                                                                              Percent of
COUNTRY      Industries         Held                    Common Stocks                     Cost            Value    Net Assets
Australia    Food              4,566,000   Goodman Fielder Limited                  $     4,742,857  $     3,849,549     0.0%
             Products

             Metals &          4,571,954   BHP Billiton Limited                          20,368,622       26,515,504      0.4
             Mining            2,700,000   WMC Limited                                    8,710,992       13,353,579      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         29,079,614       39,869,083      0.6

             Real Estate       1,829,404   Lend Lease Corporation Limited                15,023,227       11,425,195      0.2

                                           Total Common Stocks in Australia              48,845,698       55,143,827      0.8


Bermuda      Insurance           800,000   ACE Limited                                   13,738,894       34,816,000      0.5
                                 100,000   XL Capital Ltd. (Class A)                      4,148,446        9,435,000      0.2

                                           Total Common Stocks in Bermuda                17,887,340       44,251,000      0.7


Brazil       Diversified          32,491   Tele Norte Leste Participacoes
             Telecommuni-                  SA (ADR)++ (USD)                                 283,218          410,361      0.0
             cation              276,000   Telecomunicacoes Brasileiras
             Services                      SA--Telebras(Preferred Block)
                                           (ADR)++ (USD)                                 11,455,396        8,633,280      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         11,738,614        9,043,641      0.1

             Oil & Gas           650,000   Petroleo Brasileiro SA--Petrobras
                                           (ADR)++ (USD)                                 15,723,408       15,990,000      0.3

                                           Total Common Stocks in Brazil                 27,462,022       25,033,641      0.4


Canada       Metals &            800,000   Inco Limited (USD)(c)                         15,029,476       16,024,000      0.2
             Mining

             Multiline         1,365,500   Hudson's Bay Company                          13,640,358       11,613,318      0.2
             Retail

             Real Estate       1,200,000   TrizecHahn Corporation                        18,410,249       18,612,000      0.3

             Semiconductor       250,000   Genesis Microchip Incorporated (c)             5,619,390        6,002,500      0.1
             Equipment &
             Products

             Wireless          1,846,500   Rogers Wireless Communications Inc.
             Telecommuni-                  'B' (USD)(c)                                  33,259,332       20,606,940      0.3
             cation
             Services

                                           Total Common Stocks in Canada                 85,958,805       72,858,758      1.1


Denmark      Commercial          140,321   ISS A/S (c)                                    8,258,838        7,015,455      0.1
             Services &
             Supplies

             Diversified         355,000   TDC A/S                                       12,205,595       10,240,343      0.1
             Telecommuni-
             cation
             Services
                                           Total Common Stocks in Denmark                20,464,433       17,255,798      0.2


Finland      Communications      300,192   Nokia Oyj 'A'                                  4,818,466        4,858,234      0.1
             Equipment

             Paper &             216,771   M-real Oyj 'B'                                 1,518,706        1,748,223      0.0
             Forest              376,080   Stora Enso Oyj 'R'                             3,550,313        4,781,677      0.1
             Products                                                               ---------------  ---------------    -----
                                                                                          5,069,019        6,529,900      0.1

                                           Total Common Stocks in Finland                 9,887,485       11,388,134      0.2


France       Automobiles         326,242   PSA Peugeot Citroen                           11,336,895       16,227,512      0.3

             Banks               349,268   BNP Paribas SA                                10,106,624       18,254,073      0.3

             Building             72,313   Compagnie de Saint Gobain                      9,392,263       12,380,636      0.2
             Products

             Communications      244,500   Alcatel (ADR)++ (USD)                          4,208,043        3,083,145      0.1
             Equipment

             Construction         33,553   Lafarge SA (Ordinary)                          2,994,083        3,183,704      0.1
             Materials

             Diversified          99,976   Eurazeo                                        3,685,461        5,333,232      0.1
             Financials

             Electrical          274,850   Alstom                                         3,128,240        3,563,933      0.0
             Equipment

             Media               102,225   Vivendi Universal SA                           3,290,559        3,259,948      0.0

             Metals &            578,436   Arcelor (c)                                    6,826,402        7,974,799      0.1
             Mining              133,919   Pechiney SA 'A'                                6,819,541        6,480,216      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         13,645,943       14,455,015      0.2

             Multi-              294,020   Suez SA                                        9,295,800        8,756,314      0.1
             Utilities &
             Unregulated
             Power

             Oil & Gas           110,962   TotalFinaElf SA 'B'                           15,866,055       16,817,958      0.2

             Pharmaceuticals     244,425   Aventis SA                                    12,833,207       17,366,820      0.3

                                           Total Common Stocks in France                 99,783,173      122,682,290      1.9


Germany      Banks               131,611   Bayerische Hypo-und Vereinsbank AG             4,063,201        4,551,664      0.1

             Chemicals            65,708   Henkel KGaA                                    2,903,091        3,937,430      0.0

             Diversified         329,395   Deutsche Telekom AG (Registered Shares)       10,825,322        4,386,968      0.1
             Telecommuni-
             cation
             Services

             Electric            254,974   E.On AG                                       13,614,351       13,176,568      0.2
             Utilities

                                           Total Common Stocks in Germany                31,405,965       26,052,630      0.4


Hong Kong    Diversified       1,133,659   HSBC Holdings PLC (c)                          6,688,836       13,481,751      0.2
             Financials

             Industrial        2,820,950   Hutchison Whampoa Limited                     13,781,517       24,685,844      0.4
             Conglomerates

                                           Total Common Stocks in Hong Kong              20,470,353       38,167,595      0.6


Indonesia    Paper &           2,700,000   Asia Pacific Resources International
             Forest                        Holdings Ltd. 'A' (c)                          7,030,788          135,000      0.0
             Products

             Tobacco          39,210,000   PT Hanjaya Mandala Sampoerna Tbk               9,760,531       18,386,254      0.3

                                           Total Common Stocks in Indonesia              16,791,319       18,521,254      0.3



Portfolio
Abbreviations


To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.


ARS      Argentinean Peso
DEM      German Deutschemark
EUR      Euro
FRF      French Franc
GBP      Great Britain Pound
JPY      Japanese Yen
NZD      New Zealand Dollar
USD      United States Dollar



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

                               Shares                                                                              Percent of
COUNTRY      Industries         Held                    Common Stocks                     Cost            Value    Net Assets
Ireland      Banks             1,145,198   Bank of Ireland                          $     7,279,549  $    13,311,999     0.2%

             Diversified         246,210   Irish Life & Permanent PLC                     2,539,943        3,350,083      0.0
             Financials

                                           Total Common Stocks in Ireland                 9,819,492       16,662,082      0.2


Israel       Communications    2,820,000   ECI Telecom Limited (US Registered
             Equipment                     Shares)(USD)(c)                               22,123,816        9,418,800      0.1

                                           Total Common Stocks in Israel                 22,123,816        9,418,800      0.1


Italy        Banks             3,394,785   Intesa BCI SpA                                11,938,621       10,981,956      0.2
                               1,597,404   Unicredito Italiano SpA                        6,283,696        7,413,017      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         18,222,317       18,394,973      0.3

             Diversified       1,826,495   Telecom Italia SpA (Registered Shares)         6,918,512        9,792,835      0.1
             Telecommuni-
             cation
             Services

             Insurance           415,285   Assicurazioni Generali                        11,887,060       10,036,401      0.1

             Oil & Gas         1,154,276   ENI SpA                                       14,157,548       17,734,014      0.3

             Transportation      745,357   Autostrade-Concessioni e
             Infrastructure                Costruzioni Autostrade SpA                     4,815,394        6,058,204      0.1

                                           Total Common Stocks in Italy                  56,000,831       62,016,427      0.9


Japan        Automobiles       3,282,000   Suzuki Motor Corporation                      30,510,247       39,440,234      0.6

             Banks               446,000   The Sumitomo Bank, Ltd.                        3,518,424        1,986,854      0.0

             Beverages             1,500   Coca-Cola Central Japan Co., Ltd.             15,603,941        7,348,131      0.1
                                 593,100   Coca-Cola West Japan Company Limited          12,212,949       10,485,491      0.1
                                 603,000   Hokkaido Coca-Cola Bottling Co., Ltd.          8,131,905        3,174,673      0.1
                                 691,000   Kinki Coca-Cola Bottling Co., Ltd.            10,472,103        4,908,037      0.1
                               1,143,000   Mikuni Coca-Cola Bottling                     15,815,229        8,786,145      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         62,236,127       34,702,477      0.5

             Construction &      290,000   Chudenko Corporation                           6,942,355        3,749,221      0.0
             Engineering

             Containers &      1,000,000   Toyo Seikan Kaisha, Ltd.                      22,750,083       13,247,664      0.2
             Packaging

             Diversified       3,720,000   Daiwa Securities Group Inc.                   13,118,782       25,524,299      0.4
             Financials          927,000   Kokusai Securities Co., Ltd.                   7,739,975        4,692,757      0.1
                                 835,000   The Nomura Securities Co., Ltd.               11,012,965       11,640,576      0.2
                               1,720,000   Shinko Securities Co., Ltd.                    4,377,152        3,094,393      0.0
                                                                                    ---------------  ---------------    -----
                                                                                         36,248,874       44,952,025      0.7

             Diversified             740   Nippon Telegraph & Telephone
             Telecommuni-                  Corporation (NTT)                             11,492,964        2,910,436      0.1
             cation
             Services

             Electrical        3,018,000   Kinden Corporation                            33,535,540       11,164,720      0.2
             Equipment

             Electronic        1,299,000   Hitachi Ltd.                                   9,381,584        9,621,098      0.2
             Equipment &         103,000   Murata Manufacturing Co., Ltd.                 3,081,369        6,521,729      0.1
             Instruments                                                            ---------------  ---------------    -----
                                                                                         12,462,953       16,142,827      0.3

             Hotels,             547,000   Mos Food Service, Inc.                         9,790,752        3,582,765      0.0
             Restaurants &       618,000   Ohsho Food Service                            10,180,663        4,379,907      0.1
             Leisure                                                                ---------------  ---------------    -----
                                                                                         19,971,415        7,962,672      0.1

             Insurance         8,998,600   Aioi Insurance Company, Limited               36,414,996       16,679,648      0.3
                               1,179,000   The Dowa Fire & Marine Insurance
                                           Co., Ltd.                                      3,063,032        4,269,743      0.1
                                  11,098   Millea Holdings, Inc. (c)                     90,185,671       86,429,891      1.3
                              15,117,350   Mitsui Marine and Fire Insurance
                                           Company, Ltd.                                 78,676,324       74,409,386      1.1
                              13,489,000   The Nippon Fire & Marine Insurance
                                           Co., Ltd.                                     54,344,664       50,111,005      0.7
                                 999,000   The Nisshin Fire and Marine Insurance
                                           Company, Limited                               2,688,731        1,758,364      0.0
                               4,728,000   The Yasuda Fire & Marine Insurance
                                           Co. Ltd.                                      20,400,450       26,328,037      0.4
                                                                                    ---------------  ---------------    -----
                                                                                        285,773,868      259,986,074      3.9

             Machinery         7,000,000   Kawasaki Heavy Industries Ltd. (c)            18,046,884        7,741,433      0.1
                               6,622,000   Mitsubishi Heavy Industries, Ltd.             36,030,417       20,990,296      0.3
                                                                                    ---------------  ---------------    -----
                                                                                         54,077,301       28,731,729      0.4

             Multiline           460,000   Ito-Yokado Co., Ltd.                          21,319,319       22,677,570      0.4
             Retail

             Office              707,000   Canon, Inc.                                    9,065,660       27,090,654      0.4
             Electronics

             Pharmaceuticals   1,261,000   Sankyo Company, Ltd.                          28,124,373       19,199,805      0.3
                                 384,000   Taisho Pharmaceutical Company, Ltd.            7,984,458        6,190,654      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         36,108,831       25,390,459      0.4

                                           Total Common Stocks in Japan                 646,013,961      540,135,616      8.2


Mexico       Beverages            68,400   Fomento Economico Mexicano,
                                           SA de CV (ADR)++ (USD)                         1,986,459        3,272,940      0.0

             Food Products       700,000   Grupo Industrial Maseca
                                           SA de CV (ADR)++ (USD)                         7,969,925        4,795,000      0.1

             Media               350,000   Grupo Televisa SA (ADR)++ (USD)(c)            12,630,112       15,820,000      0.3

                                           Total Common Stocks in Mexico                 22,586,496       23,887,940      0.4


Netherlands  Banks               197,484   ABN AMRO Holding NV                            2,978,446        3,914,962      0.0

             Chemicals           313,509   Akzo Nobel NV                                 10,529,370       13,478,216      0.2

             Commercial          517,560   Buhrmann NV                                    6,428,094        6,627,165      0.1
             Services &          373,488   Vedior NV 'A'                                  4,804,780        5,172,774      0.1
             Supplies                                                               ---------------  ---------------    -----
                                                                                         11,232,874       11,799,939      0.2

             Diversified         477,076   ING Groep NV                                   8,581,783       12,595,870      0.2
             Financials

             Household           266,666   Koninklijke (Royal) Philips
             Durables                      Electronics NV                                 4,801,705        8,234,832      0.1

             Media               471,368   Wolters Kluwer NV 'A'                         10,131,194        9,556,868      0.2

             Oil & Gas           287,459   Royal Dutch Petroleum Company                 17,728,418       15,230,923      0.2

                                           Total Common Stocks in the Netherlands        65,983,790       74,811,610      1.1


New          Gas Utilities       408,784   Natural Gas Corporation Holdings
Zealand                                    Limited                                          262,807          201,224      0.0

                                           Total Common Stocks in New Zealand               262,807          201,224      0.0



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

                               Shares                                                                              Percent of
COUNTRY      Industries         Held                    Common Stocks                     Cost            Value    Net Assets
Philippines  Diversified       9,123,148   Ayala Corporation                        $     1,948,253  $     1,063,241     0.0%
             Financials

                                           Total Common Stocks in the Philippines         1,948,253        1,063,241      0.0


Portugal     Banks             2,404,542   Banco Comercial Portugues, SA (BCP)
                                           (Registered Shares)                            7,048,101        8,341,921      0.1

             Electric          2,429,971   Electricidade de Portugal, SA (EDP)            6,027,949        5,014,291      0.1
             Utilities

                                           Total Common Stocks in Portugal               13,076,050       13,356,212      0.2


Russia       Communications       47,330   PLD Telekom Inc. (Warrants)(h)(USD)                    0              473      0.0
             Equipment            47,330   PLD Telekom Inc. (Warrants)(h)(USD)              111,750              473      0.0
                                  11,880   PLD Telekom Inc. (Warrants)(h)(USD)               30,855              119      0.0

                                           Total Common Stocks in Russia                    142,605            1,065      0.0


South        Paper & Forest      650,000   Sappi Limited (ADR)++ (USD)                    5,254,332        8,183,500      0.1
Africa       Products

                                           Total Common Stocks in South Africa            5,254,332        8,183,500      0.1


South        Diversified       2,050,500   KT Corporation (ADR)++ (USD)                  41,663,175       46,443,825      0.7
Korea        Telecommuni-
             cation
             Services

             Metals &            296,330   POSCO                                         11,416,383       29,425,760      0.5
             Mining            1,207,800   POSCO (ADR)++ (USD)                           19,591,008       29,530,710      0.5
                                                                                    ---------------  ---------------    -----
                                                                                         31,007,391       58,956,470      1.0

             Wireless             18,840   SK Telecom Co., Ltd.                             805,981        3,661,574      0.0
             Telecommuni-        361,650   SK Telecom Co., Ltd. (ADR)++ (USD)(g)          5,077,533        7,735,694      0.1
             cation                                                                 ---------------  ---------------    -----
             Services                                                                     5,883,514       11,397,268      0.1

                                           Total Common Stocks in South Korea            78,554,080      116,797,563      1.8


Spain        Diversified         930,124   Telefonica SA (c)                             13,070,784        9,957,041      0.2
             Telecommuni-        172,641   Telefonica SA (ADR)++ (USD)(c)                10,078,038        5,578,035      0.1
             cation               18,602   Telefonica SA (New Shares)(c)                    258,579          199,136      0.0
             Services                                                               ---------------  ---------------    -----
                                                                                         23,407,401       15,734,212      0.3

             Electric            866,688   Endesa SA                                     15,866,665       13,276,533      0.2
             Utilities

             Oil & Gas           650,347   Repsol-YPF, SA                                11,193,009        7,987,557      0.1

                                           Total Common Stocks in Spain                  50,467,075       36,998,302      0.6


Sweden       Banks               879,264   Skandinaviska Enskilda
                                           Banken (SEB) 'A'                               8,870,765        8,428,790      0.1

             Household           528,219   Electrolux AB 'B'                              6,647,216        8,790,627      0.1
             Durables

             Paper & Forest      153,866   Svenska Cellulosa AB (SCA) 'B'                 4,583,740        5,226,101      0.1
             Products

                                           Total Common Stocks in Sweden                 20,101,721       22,445,518      0.3


Switzerland  Banks               190,147   UBS AG (Registered Shares)(c)                  9,511,419        9,166,398      0.1

             Diversified          25,381   Swisscom AG (Registered Shares)                7,275,617        7,574,664      0.1
             Telecommunication
             Services

             Food Products        53,323   Nestle SA (Registered Shares)                 12,443,601       12,605,832      0.2

             Insurance            19,328   Zurich Financial Services AG                   8,913,807        4,497,658      0.1

             Pharmaceuticals     333,941   Novartis AG (Registered Shares)               12,785,700       14,006,105      0.2
                                 131,351   Roche Holding AG                              11,125,431        9,952,061      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         23,911,131       23,958,166      0.4

                                           Total Common Stocks in Switzerland            62,055,575       57,802,718      0.9


United       Banks               425,288   Abbey National PLC                             5,576,505        6,761,715      0.1
Kingdom                        2,448,428   Barclays PLC                                  13,606,573       21,444,246      0.3
                                 970,501   HSBC Holdings PLC                             11,124,314       11,455,920      0.2
                                 378,135   Royal Bank of Scotland Group PLC              10,697,409       10,844,785      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         41,004,801       50,506,666      0.8

             Commercial        2,120,969   Chubb PLC                                      6,933,153        5,409,054      0.1
             Services &
             Supplies

             Construction      1,035,118   Hanson PLC                                     5,528,939        7,519,760      0.1
             Materials

             Diversified       2,339,350   BT Group PLC                                  15,977,254        8,795,568      0.1
             Telecommunication
             Services

             Food & Drug       1,142,273   Boots Company PLC                              8,883,418       11,827,228      0.2
             Retailing         2,007,632   J Sainsbury PLC                               10,400,470       11,702,888      0.2
                               1,056,122   Safeway PLC                                    5,430,494        4,678,823      0.0
                                                                                    ---------------  ---------------    -----
                                                                                         24,714,382       28,208,939      0.4

             Food Products     2,619,741   Unilever PLC                                  14,267,839       23,975,461      0.4

             Hotels,             613,548   Six Continents PLC                             6,980,849        6,790,868      0.1
             Restaurants &
             Leisure

             Industrial          903,804   Smiths Industries PLC                          9,435,867       10,681,791      0.1
             Conglomerates

             Insurance           577,428   CGNU PLC                                       7,859,360        5,940,890      0.1
                                 735,324   Prudential Corporation PLC                     9,710,892        7,822,590      0.1
                                 277,738   Royal & Sun Alliance Insurance
                                           Group PLC                                      1,492,332        1,222,336      0.0
                                                                                    ---------------  ---------------    -----
                                                                                         19,062,584       14,985,816      0.2

             Metals &            377,791   Anglo American PLC                             4,865,265        5,957,003      0.1
             Mining

             Oil & Gas         2,046,720   BP Amoco PLC                                  14,254,737       17,463,621      0.3

             Pharmaceuticals   1,103,649   GlaxoSmithKline PLC                           27,663,606       26,698,572      0.4

             Transportation      694,780   BAA PLC                                        5,512,445        6,530,644      0.1
             Infrastructure

             Wireless          6,703,149   Vodafone Group PLC                            17,405,554       10,818,613      0.2
             Telecommunication
             Services

                                           Total Common Stocks in the
                                           United Kingdom                               213,607,275      224,342,376      3.4



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)


                               Shares                                                                              Percent of
COUNTRY      Industries         Held                    Common Stocks                     Cost            Value    Net Assets
United       Aerospace &         450,000   Honeywell International Inc.             $    14,551,363  $    16,506,000     0.2%
States       Defense

             Air Freight &       650,000   Airborne, Inc.                                 9,128,304       13,481,000      0.2
             Logistics           222,900   FedEx Corp. (c)                                9,025,848       11,517,243      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         18,154,152       24,998,243      0.4

             Auto Components     600,000   The Goodyear Tire & Rubber Company            12,168,805       13,350,000      0.2

             Banks               118,922   Beneficial Interest in the
                                           Liquidating Trust of Geotek
                                           Communications, Inc. (Units)(e)(m)                     0          178,383      0.0
                                 100,000   Charter One Financial, Inc.                    3,156,990        3,538,000      0.0
                               3,710,433   Golden State Bancorp Inc. "Litigation
                                           Tracking" (Warrants)(h)                        6,126,457        4,044,372      0.1
                                 900,000   KeyCorp                                       13,025,874       25,299,000      0.4
                                 224,900   Riggs National Corporation                     2,282,346        3,740,087      0.1
                                 730,000   Santander BanCorp                             11,215,501       14,782,500      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         35,807,168       51,582,342      0.8

             Chemicals           200,000   Cytec Industries Inc. (c)                      4,936,793        6,598,000      0.1
                                 225,000   E.I. du Pont de Nemours and Company            7,704,503       10,012,500      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         12,641,296       16,610,500      0.2

             Commercial        1,300,000   Cendant Corporation (c)                       15,103,636       23,387,000      0.3
             Services &          600,000   Information Resources, Inc. (c)                4,252,620        6,144,000      0.1
             Supplies            400,000   TeleTech Holdings, Inc. (c)                    2,827,338        4,896,000      0.1
                                 300,000   Waste Management, Inc.                         4,196,720        7,902,000      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         26,380,314       42,329,000      0.6

             Communications    1,300,000   3Com Corporation (c)                           6,611,014        7,501,000      0.1
             Equipment         1,875,000   ADC Telecommunications, Inc. (c)              17,806,964        7,275,000      0.1
                                 300,000   Cisco Systems, Inc. (c)                        3,920,750        4,392,000      0.1
                                 465,000   Corning Incorporated                           4,223,784        3,110,850      0.0
                               2,000,000   Lucent Technologies Inc.                      11,476,150        9,200,000      0.1
                              70,535,725   Metromedia Fiber Network (Warrants)(h)        11,012,268          705,357      0.0
                                 750,000   Motorola, Inc.                                11,671,180       11,550,000      0.2
                                 400,000   QUALCOMM Incorporated (c)                     12,929,268       12,064,000      0.2
                                 500,000   Tellabs, Inc. (c)                             13,876,304        4,245,000      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         93,527,682       60,043,207      0.9

             Computers &         852,700   Compaq Computer Corporation                    8,267,435        8,654,905      0.1
             Peripherals         700,000   EMC Corporation (c)                           13,075,455        6,398,000      0.1
                                 625,000   Hewlett-Packard Company                       10,980,262       10,687,500      0.2
                               1,020,000   Sun Microsystems, Inc. (c)                     8,908,030        8,302,800      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         41,231,182       34,043,205      0.5

             Construction &      772,700   Foster Wheeler Ltd.                            1,825,714        1,189,958      0.0
             Engineering       2,000,000   McDermott International, Inc. (c)             17,278,564       31,940,000      0.5
                                 300,000   Quanta Services, Inc. (c)                      4,326,605        5,028,000      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         23,430,883       38,157,958      0.6

             Containers &      1,000,000   Crown Cork & Seal Company, Inc. (c)            3,318,941       11,260,000      0.2
             Packaging           200,000   Sonoco Products Company                        3,410,000        5,780,000      0.1
                                                                                    ---------------  ---------------    -----
                                                                                          6,728,941       17,040,000      0.3

             Diversified          50,000   American Express Company                       1,676,430        2,050,500      0.0
             Financials          425,000   J.P. Morgan Chase & Co.                       14,993,722       14,917,500      0.2
                               1,960,800   Knight Trading Group, Inc. (c)                12,252,573       11,000,088      0.2
                                 330,300   Prudential Financial, Inc. (c)                 9,083,250       10,602,630      0.1
                                 600,000   Saxon Capital, Inc. (c)(g)                     6,000,000        9,366,000      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         44,005,975       47,936,718      0.7

             Diversified         300,000   ALLTEL Corporation                            14,937,824       14,850,000      0.2
             Telecommuni-        700,000   AT&T Corp.                                    14,487,767        9,184,000      0.1
             cation            1,200,000   Broadwing Inc. (c)                            10,729,220        7,920,000      0.1
             Services          1,793,100   General Communication,
                                           Inc. (Class A)(c)                             11,522,200       17,913,069      0.3
                                   5,700   McLeodUSA Incorporated (Class A)(c)                  302              228      0.0
                                 230,981   McLeodUSA Incorporated (Warrants)(h)               2,310           46,196      0.0
                                   2,375   NTL Incorporated (c)                                 168              190      0.0
                                 450,000   SBC Communications Inc.                       18,482,390       13,977,000      0.2
                                 927,000   Sprint Corporation                            19,665,241       14,692,950      0.2
                               6,500,000   WorldCom, Inc. (c)                            36,878,904       15,990,000      0.3
                                 800,000   WorldCom, Inc.-MCI Group                       5,563,190        3,024,000      0.1
                                                                                    ---------------  ---------------    -----
                                                                                        132,269,516       97,597,633      1.5

             Electric          2,700,000   The AES Corporation (c)                       14,437,097       21,654,000      0.3
             Utilities         1,300,000   Calpine Corporation (c)                       11,975,292       14,300,000      0.2
                                 130,000   Duke Energy Corporation                        4,463,600        4,982,900      0.1
                                 500,000   Mirant Corporation (c)                         6,143,309        6,040,000      0.1
                                  50,000   NRG Energy, Inc. (c)                             776,925          626,000      0.0
                                 250,000   PPL Corporation                                8,281,646        9,527,500      0.2
                                  70,000   Reliant Energy, Inc.                           1,863,400        1,776,600      0.0
                                                                                    ---------------  ---------------    -----
                                                                                         47,941,269       58,907,000      0.9

             Electronic          700,100   Agilent Technologies, Inc. (c)                24,909,387       21,038,005      0.3
             Equipment &         100,000   Benchmark Electronics, Inc. (c)                1,306,570        3,040,000      0.1
             Instruments         104,589   PerkinElmer, Inc.                              2,881,958        1,338,739      0.0
                                                                                    ---------------  ---------------    -----
                                                                                         29,097,915       25,416,744      0.4

             Energy              400,000   ENSCO International Incorporated               7,754,360       13,504,000      0.2
             Equipment &         800,000   GlobalSantaFe Corporation                     18,463,783       28,072,000      0.4
             Service             599,800   Input/Output, Inc. (c)                         4,395,082        5,428,190      0.1
                                 600,000   Key Energy Services, Inc. (c)                  1,800,000        7,290,000      0.1
                                 150,000   Nabors Industries, Inc. (c)                    3,335,995        6,832,500      0.1
                                 700,000   Rowan Companies, Inc.                          7,414,191       17,766,000      0.3
                                 500,000   Schlumberger Limited                          29,446,930       27,375,000      0.4
                                 200,000   Veritas DGC Inc. (c)                           2,830,915        3,620,000      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         75,441,256      109,887,690      1.7



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

                               Shares                                                                              Percent of
COUNTRY      Industries         Held                    Common Stocks                     Cost            Value    Net Assets
United       Food & Drug         175,000   The Kroger Co. (c)                       $     3,624,250  $     3,984,750     0.1%
States       Retailing
(continued)
             Food Products     1,800,000   Tyson Foods, Inc. (Class A)                   17,562,492       25,236,000      0.4

             Gas Utilities       450,000   El Paso Corporation                           17,777,972       18,000,000      0.3

             Health Care         150,000   Waters Corporation (c)                         3,761,355        4,042,500      0.1
             Equipment &
             Supplies

             Health Care          13,500   AMERIGROUP Corporation (c)                       229,500          411,750      0.0
             Providers &         400,000   Aetna Inc. (New Shares)                       13,392,860       19,040,000      0.3
             Services            160,000   Anthem, Inc. (c)                               5,760,000       10,912,000      0.2
                               4,000,000   Beverly Enterprises, Inc. (c)                 16,013,549       34,400,000      0.5
                                 235,000   Humana Inc. (c)                                2,407,179        3,842,250      0.0
                                 149,800   Manor Care, Inc. (c)                           3,096,536        3,840,872      0.0
                                 787,000   Stewart Enterprises, Inc. (Class A)(c)         4,743,046        4,706,260      0.1
                                 399,600   WebMD Corporation (c)                          1,986,313        2,769,228      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         47,628,983       79,922,360      1.2

             Household         2,024,000   Metromedia International
             Durables                      Group, Inc. (c)                               14,719,813          121,440      0.0

             Household           200,000   The Procter & Gamble Company                  12,453,980       18,052,000      0.3
             Products

             IT Consulting &     267,500   Unisys Corporation (c)                         2,911,181        3,611,250      0.0
             Services

             Industrial          550,000   General Electric Company                      21,111,498       17,352,500      0.3
             Conglomerates       934,300   Tyco International Ltd.                       25,822,143       17,237,835      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         46,933,641       34,590,335      0.5

             Insurance           479,900   The Allstate Corporation                       9,909,187       19,071,226      0.3
                                 322,700   Arch Capital Group Ltd. (c)                    5,213,469        9,409,932      0.1
                                 925,000   Horace Mann Educators Corporation             12,159,331       22,153,750      0.3
                                 163,600   The Principal Financial Group, Inc. (c)        3,026,600        4,548,080      0.1
                                 300,000   Travelers Property Casualty Corp.
                                           (Class A)(c)                                   5,550,000        5,577,000      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         35,858,587       60,759,988      0.9

             Machinery           300,000   Chicago Bridge & Iron Company NV
                                           (NY Registered Shares)                         4,853,250        8,850,000      0.1
                                  75,000   Deere & Company                                2,824,572        3,357,000      0.1
                                 250,000   Flowserve Corporation (c)                      6,173,327        8,625,000      0.1
                                 450,000   Pall Corporation                               9,183,641        9,360,000      0.2
                                 400,000   Parker-Hannifin Corporation                   13,026,395       19,980,000      0.3
                                 550,000   The Timken Company                             8,918,346       14,657,500      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         44,979,531       64,829,500      1.0

             Media               252,000   The Walt Disney Company                        3,795,120        5,841,360      0.1

             Metals &            360,000   Alcoa Inc.                                     5,176,249       12,250,800      0.2
             Mining              180,000   Arch Coal, Inc.                                  909,000        3,996,000      0.0
                                 200,000   CONSOL Energy Inc.                             1,960,000        4,598,000      0.1
                                 667,400   Commonwealth Industries, Inc.                  8,936,918        5,052,218      0.1
                                 800,000   Newmont Mining Corporation                    16,324,832       22,808,000      0.4
                                 240,000   Nucor Corporation                              8,195,001       14,028,000      0.2
                               2,442,500   Rouge Industries, Inc. (Class A)(b)           38,015,300        3,517,200      0.0
                                 300,000   The Shaw Group Inc. (c)                        6,320,430        9,159,000      0.1
                               1,411,700   Worthington Industries, Inc.                  14,859,876       20,893,160      0.3
                                                                                    ---------------  ---------------    -----
                                                                                        100,697,606       96,302,378      1.4

             Multi-              700,000   Dynegy Inc. (Class A)                         13,236,881       12,600,000      0.2
             Utilities &         400,000   The Williams Companies, Inc.                   7,335,396        7,640,000      0.1
             Unregulated                                                            ---------------  ---------------    -----
             Power                                                                       20,572,277       20,240,000      0.3

             Office              500,000   Xerox Corporation                              8,896,750        4,425,000      0.1
             Electronics

             Oil & Gas            50,000   Amerada Hess Corporation                       3,084,222        3,844,000      0.1
                                 417,950   ChevronTexaco Corporation                     31,826,565       36,240,445      0.6
                                 325,000   Conoco Inc.                                    8,907,790        9,116,250      0.1
                                 450,000   Kerr-McGee Corporation                        28,531,938       26,910,000      0.4
                                 750,000   Marathon Oil Corporation                      14,772,859       21,795,000      0.3
                                 150,000   Noble Affiliates, Inc.                         4,855,137        5,857,500      0.1
                                 600,000   Occidental Petroleum Corporation               9,603,608       17,250,000      0.3
                                 300,000   Stone Energy Corporation (c)                  14,350,938       12,720,000      0.2
                                 200,000   Tom Brown, Inc. (c)                            3,399,777        5,798,000      0.1
                                 600,000   Unocal Corporation                            16,176,335       22,314,000      0.3
                                  50,000   Valero Energy Corporation                      1,596,685        2,158,000      0.0
                                                                                    ---------------  ---------------    -----
                                                                                        137,105,854      164,003,195      2.5

             Paper & Forest      550,000   Bowater Incorporated                          24,717,991       26,224,000      0.4
             Products            350,000   Deltic Timber Corporation                      7,872,868       11,725,000      0.2
                               1,500,000   Louisiana-Pacific Corporation                 15,332,485       17,550,000      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         47,923,344       55,499,000      0.8

             Personal            300,000   The Gillette Company                           8,450,658       10,644,000      0.2
             Products

             Pharmaceuticals     450,000   Bristol-Myers Squibb Company                  20,122,508       12,960,000      0.2
                                 250,000   Merck & Co., Inc.                             15,841,795       13,585,000      0.2
                                 300,000   Pfizer Inc.                                   10,654,630       10,905,000      0.2
                                 200,000   Pharmacia Corporation                          9,100,200        8,246,000      0.1
                                 500,000   Schering-Plough Corporation                   17,361,890       13,650,000      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         73,081,023       59,346,000      0.9

             Real Estate         800,000   AMB Property Corporation (f)                  17,037,263       22,432,000      0.3
                                 300,000   Anthracite Capital, Inc.                       4,500,000        3,444,000      0.1
                                 500,000   Archstone-Smith Trust                         12,119,609       13,480,000      0.2
                                 450,000   CarrAmerica Realty Corporation                11,804,292       14,454,000      0.2
                               1,350,000   Catellus Development Corporation (c)          10,351,366       27,540,000      0.4
                                 250,000   Equity Office Properties Trust                 6,817,477        7,157,500      0.1
                               6,849,100   La Quinta Corp. (c)                           32,748,922       54,655,818      0.8
                               1,050,000   Nationwide Health Properties, Inc.            19,520,728       19,530,000      0.3
                                  15,200   Security Capital Group Incorporated
                                           (Class A)(c)                                   9,443,000       19,501,600      0.3
                               2,000,000   Security Capital Group Incorporated
                                           (Class B)(c)                                  32,243,584       51,460,000      0.8
                                 350,000   The St. Joe Company                            5,036,531       10,762,500      0.2
                                                                                    ---------------  ---------------    -----
                                                                                        161,622,772      244,417,418      3.7

             Road & Rail          74,000   Union Pacific Corporation                      2,723,940        4,203,200      0.1



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

                               Shares                                                                              Percent of
COUNTRY      Industries         Held                    Common Stocks                     Cost            Value    Net Assets
United       Semiconductor       545,000   Advanced Micro Devices, Inc. (c)         $     7,764,282  $     6,093,100     0.1%
States       Equipment &       1,500,000   Agere Systems Inc. (Class A)(c)                8,418,220        6,360,000      0.1
(concluded)  Products            150,000   Analog Devices, Inc. (c)                       5,817,000        5,544,000      0.1
                                 320,000   Intel Corporation                              7,692,599        9,155,200      0.1
                               1,199,700   Lattice Semiconductor Corporation (c)         24,725,876       14,216,445      0.2
                                 100,000   MIPS Technologies, Inc. (Class B)(c)           4,481,364          552,000      0.0
                                 600,000   National Semiconductor Corporation (c)        13,824,362       18,912,000      0.3
                                                                                    ---------------  ---------------    -----
                                                                                         72,723,703       60,832,745      0.9

             Software            200,000   Borland Software Corporation (c)               1,935,981        2,190,000      0.0
                               1,400,000   Computer Associates International, Inc.       24,730,790       26,040,000      0.4
                                 300,000   Comverse Technology, Inc. (c)                  4,138,110        3,612,000      0.0
                                 500,000   Hyperion Solutions Corporation (c)             5,787,840       11,710,000      0.2
                                 650,000   Imation Corp. (c)                             10,050,994       19,558,500      0.3
                                                                                    ---------------  ---------------    -----
                                                                                         46,643,715       63,110,500      0.9

             Specialty           700,000   Toys 'R' Us, Inc. (c)                         15,851,134       12,089,000      0.2
             Retail

             Textiles,           600,000   Unifi, Inc. (c)                                5,646,726        6,726,000      0.1
             Apparel &
             Luxury Goods

             Tobacco           2,327,600   DIMON Incorporated (b)                        19,773,583       17,922,520      0.3

             Wireless            350,000   AT&T Wireless Services Inc. (c)                5,113,020        3,132,500      0.0
             Telecommuni-      1,100,000   Sprint Corp. (PCS Group)(c)                   14,333,870       12,331,000      0.2
             cation                                                                 ---------------  ---------------    -----
             Services                                                                    19,446,890       15,463,500      0.2

                                           Total Common Stocks in the
                                           United States                              1,606,544,597    1,808,622,179     27.4


                                           Total Investments in Common Stocks         3,253,499,349    3,448,101,300     52.2



                                                   Equity Closed-End Funds
Austria      Diversified         320,000   The Austria Fund (USD)(c)                        610,432           28,800      0.0
             Financials

                                           Total Equity Closed-End Funds
                                           in Austria                                       610,432           28,800      0.0


South        Diversified         100,000   Korea Equity Fund (USD)(c)                       666,698          441,000      0.0
Korea        Financials          589,328   Korea Fund (USD)(c)                            7,398,464       10,266,094      0.1

                                           Total Equity Closed-End Funds
                                           in South Korea                                 8,065,162       10,707,094      0.1


United       Diversified         200,000   Pharmaceutical HOLDRs Trust (j)               18,000,020       17,432,000      0.3
States       Financials

             Diversified       1,150,000   Broadband HOLDRs Trust (c)(i)                 14,087,500       13,110,000      0.2
             Telecommuni-        190,000   Telecom HOLDRs Trust (k)                       8,410,597        6,087,600      0.1
             cation                                                                 ---------------  ---------------    -----
             Services                                                                    22,498,097       19,197,600      0.3

             Semiconductor       955,000   Semiconductor HOLDRs Trust (l)                39,909,450       39,603,850      0.6
             Equipment &
             Products

                                           Total Equity Closed-End Funds in
                                           the United States                             80,407,567       76,233,450      1.2


                                           Total Investments in Equity
                                           Closed-End Funds                              89,083,161       86,969,344      1.3



                                                       Preferred Stocks
Australia    Banks               307,600   National Australia Bank Limited
                                           (7.875% Convertible)(USD)                      7,685,166       10,304,600      0.2

                                           Total Preferred Stocks in Australia            7,685,166       10,304,600      0.2


Germany      Chemicals           114,939   Henkel KGaA                                    5,892,733        7,559,686      0.1

                                           Total Preferred Stocks in Germany              5,892,733        7,559,686      0.1


Portugal     Banks               181,400   BCP International Bank
                                           (8% Convertible)(USD)                         13,480,528       12,725,210      0.2

                                           Total Preferred Stocks in Portugal            13,480,528       12,725,210      0.2


United       Chemicals        13,470,000   Hercules Trust II (6.50% Convertible)          7,916,380        7,762,088      0.1
States
             Communications    2,000,000   Diva Systems Corp.
             Equipment                     (Convertible, Series C)(e)                     8,410,000           20,000      0.0
                               2,000,000   Diva Systems Corp.
                                           (Convertible, Series D)(e)                    11,440,000           20,000      0.0
                                  17,460   Lucent Technologies Inc.
                                           (8% Convertible)(g)                           17,798,653       15,964,987      0.3
                                                                                    ---------------  ---------------    -----
                                                                                         37,648,653       16,004,987      0.3

             Diversified         104,238   McLeodUSA Incorporated
             Telecommuni-                  (7% Convertible)(Series A)                       729,666          548,292      0.0
             cation
             Services

             Metals & Mining               Freeport-McMoRan Copper & Gold Inc.:
                                 348,700     (5% Convertible, Series A)                   7,918,834        6,583,456      0.1
                                 219,000     (3.50% Convertible-Gold, Series B)           7,703,330        6,285,300      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         15,622,164       12,868,756      0.2

             Real Estate         340,500   Apartment Investment & Management
                                           Co. (9.375%, Series G)                         8,390,542        8,699,775      0.1
                                 237,400   Crown American Realty Trust
                                           (11%, Series A)                               10,303,160       12,985,780      0.2
                                 318,900   National Health Investors, Inc.
                                           (8.50% Convertible)                            7,972,500        7,653,600      0.1
                                 717,500   Prime Retail, Inc. (10.50%, Series A)         16,366,161        3,049,375      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         43,032,363       32,388,530      0.5

             Road & Rail          40,000   Union Pacific Capital Trust
                                           (6.25% Convertible)                            1,793,600        1,935,000      0.0

                                           Total Preferred Stocks in the
                                           United States                                106,742,826       71,507,653      1.1


                                           Total Investments in Preferred Stocks        133,801,253      102,097,149      1.6



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

                           Currency      Face                                                                      Percent of
COUNTRY      Industries  Denomination   Amount     Fixed-Income Securities                Cost            Value    Net Assets
Argentina    Banks           USD      2,650,000   Banco Rio de la Plata, 8.75%
                                                  due 12/15/2003                    $     2,168,713  $     1,060,000     0.0%

             Food Products   USD     23,500,000   Mastellone Hermanos SA,
                                                  11.75% due 4/01/2008 (c)               23,639,861        4,230,000      0.1

             Foreign         ARS     7,900,000    City of Buenos Aires, 10.50%
             Sovereign                            due 5/28/2004 (c)                       7,237,314          135,274      0.0
             Obligations

                                                  Total Fixed-Income Securities
                                                  in Argentina                           33,045,888        5,425,274      0.1


Brazil       Banks           USD     32,250,000   Espirito Santo-Escelsa,
                                                  10% due 7/15/2007                      31,884,815       29,428,125      0.4

             Chemicals       USD     13,000,000   Globo Comunicacoes e
                                                  Participacoes, Ltd., 10.625%
                                                  due 12/05/2008 (g)                     12,954,500        7,670,000      0.1

             Foreign         USD      4,590,000   Banco Nacional de Desenvolvimiento
             Agency                               Economico e Government Social,
             Obligations                          12.262% due 6/16/2008 (a)               3,073,946        4,400,662      0.1

             Foreign         USD     10,000,000   Republic of Brazil, 10.125%
             Sovereign                            due 5/15/2027                           6,531,262        7,450,000      0.1
             Obligations

                                                  Total Fixed-Income Securities
                                                  in Brazil                              54,444,523       48,948,787      0.7


Chile        Electric        USD     49,200,000   Edelnor, 7.75% due 3/15/2006 (c)       19,273,032       18,696,000      0.3
             Utilities                            Empresa Electricidad del Norte:
                             USD     28,500,000     10.50% due 6/15/2005 (g)             28,571,498       10,830,000      0.2
                             USD     17,975,000     10.50% due 6/15/2005                 13,575,298        6,830,500      0.1

                                                  Total Fixed-Income Securities
                                                  in Chile                               61,419,828       36,356,500      0.6


Denmark      Foreign         DEM      5,300,000   Kingdom of Denmark, 4.75%
             Sovereign                            due 6/24/2002                           2,290,567        2,445,245      0.0
             Obligations

                                                  Total Fixed-Income Securities
                                                  in Denmark                              2,290,567        2,445,245      0.0


France       Banks           FRF     15,250,000   Baden Wurtt L-Finance, 6%
                                                  due 5/10/2002                           2,113,055        2,095,953      0.0

             Containers &    EUR     25,550,000   Crown Cork & Seal SA, 6%
             Packaging                            due 12/06/2004                         15,861,297       18,015,580      0.3

             Real Estate     EUR     19,879,480   Societe Fonciere Lyonnaise SA,
                                                  4% due 10/31/2004
                                                  (Convertible Bonds)                    22,306,375       19,388,195      0.3

                                                  Total Fixed-Income Securities
                                                  in France                              40,280,727       39,499,728      0.6


Germany      Banks           EUR     40,000,000   Rheinische Hypothekenbank,
                                                  5.50% due 5/02/2002                    36,352,297       36,044,000      0.6

             Diversified     DEM     27,400,000   Colt Telecom Group PLC, 2%
             Telecommuni-                         due 8/06/2005                           9,001,440        5,286,224      0.1
             cation
             Services

             Foreign                              Bundesobligation:
             Sovereign       EUR    140,000,000     3.75% due 8/26/2003                 122,780,896      125,944,963      1.9
             Obligations     EUR    180,000,000     3.25% due 2/17/2004                 158,431,512      160,147,655      2.4
                             DEM     33,400,000   International Bank
                                                  Reconstruction and Development,
                                                  6.125% due 9/27/2002                   14,540,080       15,542,118      0.2
                                                                                    ---------------  ---------------    -----
                                                                                        295,752,488      301,634,736      4.5

                                                  Total Fixed-Income Securities
                                                  in Germany                            341,106,225      342,964,960      5.2


Japan        Auto            JPY    985,000,000   Toyoda Automatic Loom Works,
             Components                           #2, 0.35% due 9/30/2003
                                                  (Convertible Bonds)                     9,275,866        8,620,668      0.1

             Automobiles     JPY    206,000,000   Fuji Heavy Industries, #4, 0.90%
                                                  due 9/30/2003 (Convertible Bonds)       1,881,647        2,137,812      0.0

             Beverages       JPY     77,000,000   Kinki Coca-Cola Bottling Co.,
                                                  Ltd., #1, 0.85% due 12/30/2003
                                                  (Convertible Bonds)                       650,940          603,287      0.0

             Diversified     USD     16,500,000   MBL International Finance
             Financials                           (Bermuda), 3% due 11/30/2002
                                                  (Convertible Bonds)                    16,351,239       16,458,750      0.3

             Electronic      JPY  1,339,000,000   Matsushita Electric Works,
             Equipment &                          Ltd., #9, 1% due 11/30/2005
             Instruments                          (Convertible Bonds)                    11,786,757       11,288,688      0.2

                                                  Total Fixed-Income
                                                  Securities in Japan                    39,946,449       39,109,205      0.6


Luxembourg   Industrial                           Tyco International Group SA:
             Conglomerates   USD      2,075,000     2.371% due 7/30/2003 (a)              1,886,993        1,805,250      0.0
                             EUR      3,720,000     4.375% due 11/19/2004                 2,651,460        2,614,632      0.1

                                                  Total Fixed-Income Securities
                                                  in Luxembourg                           4,538,453        4,419,882      0.1


Malaysia     Diversified     USD     11,825,000   Telekom Malaysia Berhad,
             Telecommuni-                         7.875% due 8/01/2025                    5,621,851       11,635,800      0.2
             cation
             Services

             Gas Utilities                        Petroliam Nasional Berhad:
                             USD     54,275,000     7.75% due 8/15/2015 (g)              27,862,216       55,428,344      0.8
                             USD     94,814,000     7.625% due 10/15/2026                58,900,148       93,296,976      1.4
                                                                                    ---------------  ---------------    -----
                                                                                         86,762,364      148,725,320      2.2

                                                  Total Fixed-Income Securities
                                                  in Malaysia                            92,384,215      160,361,120      2.4


Netherlands  Diversified     USD     18,695,000   Koninklijke (KPN) NV, 8%
             Telecommuni-                         due 10/01/2010                         15,131,759       19,302,587      0.3
             cation
             Services

             Media           USD     35,000,000   United Pan-Europe
                                                  Communications, 0/13.75% due
                                                  2/01/2010 (c)(d)                        5,669,101        2,625,000      0.0

                                                  Total Fixed-Income Securities
                                                  in the Netherlands                     20,800,860       21,927,587      0.3


New          Derivatives     NZD     15,000,000   New Zealand Index Linked
Zealand                                           Notes, 4.50% due 2/14/2016              8,418,821        7,279,706      0.1

                                                  Total Fixed-Income Securities
                                                  in New Zealand                          8,418,821        7,279,706      0.1


Russia       Diversified     USD      9,300,000   Lukinter Finance, 3.50% due
             Financials                           5/06/2002 (Convertible Bonds)           9,294,444       12,066,750      0.2

                                                  Total Fixed-Income Securities
                                                  in Russia                               9,294,444       12,066,750      0.2


South        Diversified     USD     11,300,000   Liberty Life International, 6.50%
Africa       Financials                           due 9/30/2004 (Convertible Bonds)      10,908,807       11,512,440      0.2

                                                  Total Fixed-Income Securities
                                                  in South Africa                        10,908,807       11,512,440      0.2



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

                           Currency      Face                                                                      Percent of
COUNTRY      Industries  Denomination   Amount     Fixed-Income Securities                Cost            Value    Net Assets
United       Containers &    USD      2,500,000   Crown Cork & Seal Finance PLC,
Kingdom      Packaging                            7% due 12/15/2006                 $     1,296,201  $     1,887,500     0.0%

             Diversified     USD      2,750,000   Swiss Life Finance, 2% due
             Financials                           5/20/2005 (Convertible Bonds)           2,685,647        2,839,375      0.1

             Diversified     EUR     14,950,000   Colt Telecom Group PLC,
             Telecommuni-                         2% due 3/29/2006                        8,452,336        5,253,864      0.1
             cation          USD     23,200,000   International Cabletel, Inc.,
             Services                             11.50% due 2/01/2006 (c)               23,200,000        9,048,000      0.1
                             GBP     27,250,000   NTL Communications Inc.,
                                                  0/9.75% due 4/15/2009 (d)              16,826,040       12,707,656      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         48,478,376       27,009,520      0.4

                                                  Total Fixed-Income Securities
                                                  in the United Kingdom                  52,460,224       31,736,395      0.5


United       Airlines        USD     11,817,611   United Air Lines, 6.071%
States                                            due 3/01/2013                          10,767,112       10,927,897      0.2

             Communications                       Corning Incorporated
             Equipment                            (Convertible Bonds):
                             USD      8,200,000     3.50% due 11/01/2008                  7,780,429        7,743,875      0.1
                             USD     26,500,000     0% due 11/08/2015 (d)                13,760,575       13,498,437      0.2
                             USD      5,860,000   Lucent Technologies Inc.,
                                                  7.25% due 7/15/2006                     5,119,577        4,746,600      0.1
                                                  Metromedia Fiber Network:
                             USD     51,872,600     8% due 9/30/2006 (e)                 40,309,377       45,129,162      0.7
                             USD     19,750,000     10% due 12/15/2009                    6,103,093        1,382,500      0.0
                             EUR      8,950,000     10% due 12/15/2009                    2,255,488          483,891      0.0
                                                                                    ---------------  ---------------    -----
                                                                                         75,328,539       72,984,465      1.1

             Construction &                       Foster Wheeler Ltd.:
             Engineering     USD     21,350,000     6.75% due 11/15/2005                 12,569,880       11,102,000      0.2
                             USD     39,050,000     6.50% due 6/01/2007
                                                    (Convertible Bonds)                  22,219,061        8,591,000      0.1
                             USD     16,200,000     6.50% due 6/01/2007
                                                    (Convertible Bonds)(g)               11,496,084        3,564,000      0.1
                             USD      4,150,000   McDermott Inc., 7.84% due
                                                  4/04/2005                               3,373,124        3,444,500      0.0
                             USD     26,750,000   Shaw Group Inc., 0% due
                                                  5/01/2021 (Convertible Bonds)(d)       14,458,893       15,247,500      0.2
                                                                                    ---------------  ---------------    -----
                                                                                         64,117,042       41,949,000      0.6

             Containers &                         Crown Cork & Seal Company,
             Packaging                            Inc.:
                             USD      5,700,000     6.75% due 4/15/2003                   4,728,182        5,130,000      0.1
                             USD     11,800,000     6.75% due 12/15/2003                  8,041,513        9,794,000      0.1
                             USD      9,850,000     7.375% due 12/15/2026                 4,101,494        6,501,000      0.1
                             USD     12,570,000     7.50% due 12/15/2096                  7,536,235        7,164,900      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         24,407,424       28,589,900      0.4

             Diversified     USD     46,509,000   Finova Group Inc., 7.50%
             Financials                           due 11/15/2009                         24,440,729       16,278,150      0.3

             Diversified                          Avaya Inc.:
             Telecommuni-    USD     16,450,000     11.125% due 4/01/2009                16,052,580       15,463,000      0.2
             cation          USD     22,250,000     0% due 10/31/2021
             Services                               (Convertible Bonds)(d)                8,248,365        8,621,875      0.1
                             USD     27,600,000   CTI Holdings SA, 0/11.50%
                                                  due 4/15/2008 (c)(d)                   23,775,895        1,449,000      0.0
                                                  Level 3 Communications Inc.:
                             USD     16,350,000     11% due 3/15/2008                     9,184,300        8,011,500      0.1
                             USD      1,000,000     11.25% due 3/15/2010                    471,989          480,000      0.0
                             USD      3,290,000   MCI WorldCom Inc., 7.75% due
                                                  4/01/2007                               2,661,677        1,546,300      0.0
                                                  Williams Communications Group,
                                                  Inc.:
                             USD      8,500,000     10.70% due 10/01/2007 (c)             1,877,394        1,105,000      0.0
                             USD      2,000,000     11.70% due 8/01/2008                    909,581          300,000      0.0
                             USD     16,200,000     10.875% due 10/01/2009 (c)            6,837,630        2,106,000      0.0
                             USD      8,300,000     11.875% due 8/01/2010                 3,681,173        1,245,000      0.0
                             USD      6,557,692     Term B, due 9/08/2006                 5,280,292        5,115,000      0.1
                                                  WorldCom, Inc.:
                             USD      7,400,000     7.375% due 1/15/2003 (a)(g)           6,575,408        5,772,000      0.1
                             USD      4,935,000     7.875% due 5/15/2003                  3,902,861        3,701,250      0.1
                             USD      4,120,000     6.50% due 5/15/2004                   3,887,798        2,348,400      0.1
                             USD     17,490,000     6.40% due 8/15/2005                  13,332,923        8,395,200      0.1
                             USD      7,400,000     8% due 5/15/2006                      5,904,715        3,626,000      0.1
                             USD      6,575,000     8.25% due 5/15/2031                   3,125,187        2,893,000      0.1
                             USD      2,465,000   US West Communications,
                                                  7.25% due 9/15/2025                     1,997,060        1,947,350      0.0
                                                                                    ---------------  ---------------    -----
                                                                                        117,706,828       74,125,875      1.1

             Electric                             AES Corporation:
             Utilities       USD      7,960,000     8.75% due 6/15/2008                   5,939,685        6,487,400      0.1
                             USD     13,365,000     9.50% due 6/01/2009                   9,222,347       11,360,250      0.2
                             USD      4,955,000     9.375% due 9/15/2010                  3,243,422        4,137,425      0.0
                             USD     20,180,000   Calpine Corporation, 4% due
                                                  12/26/2006 (Convertible Bonds)(g)      18,208,303       18,805,237      0.3
                             USD      4,525,000   PG&E Corp., 6.25% due 8/01/2003         4,155,482        4,462,781      0.1
                             USD      1,815,000   Pacific Gas & Electric, 5.875%
                                                  due 10/01/2005                          1,591,852        1,742,400      0.0
                                                  Southern California Edison:
                             USD      4,900,000     5.625% due 10/01/2002                 4,746,338        4,851,000      0.1
                             USD        460,000     6.25% due 6/15/2003                     425,909          453,675      0.0
                             USD      2,834,000     5.875% due 9/01/2004                  2,560,846        2,720,640      0.0
                                                                                    ---------------  ---------------    -----
                                                                                         50,094,184       55,020,808      0.8

             Electronic                           Solectron Corporation
             Equipment &                          (Convertible Bonds)(d):
             Instruments     USD     93,500,000     0% due 5/08/2020                      3,232,570        3,580,500      0.0
                             USD      6,200,000     0% due 11/20/2020                    40,721,843       43,945,000      0.7
                                                                                    ---------------  ---------------    -----
                                                                                         43,954,413       47,525,500      0.7

             Energy                               Enron Corporation (c):
             Equipment &     USD      6,800,000     6.625% due 10/15/2003                 5,134,013          748,000      0.0
             Service         EUR      4,160,000     4.375% due 4/08/2005                  2,496,031          487,315      0.0
                             USD     16,500,000     0% due 2/07/2021
                                                    (Convertible Bonds)(d)                7,117,731        1,278,750      0.1
                             USD     12,500,000     0% due 2/07/2021
                                                    (Convertible Bonds)(d)(g)             1,663,604          968,750      0.0
                                                                                    ---------------  ---------------    -----
                                                                                         16,411,379        3,482,815      0.1

             Food Products   USD     15,000,000   Tom's Foods Inc., 10.50%
                                                  due 11/01/2004                         15,000,000       12,375,000      0.2

             Foreign         USD     34,233,198   Federal Republic of Brazil
             Sovereign                            C Bond, 8% due 4/15/2014               23,491,784       27,001,435      0.4
             Obligations

             Health Care     USD     17,450,000   American Retirement Corp.,
             Providers &                          5.75% due 10/01/2002
             Services                             (Convertible Bonds)                    17,417,759       15,094,250      0.2

             Household       USD    132,057,412   Metromedia International Group,
             Durables                             10.50% due 9/30/2007                  132,057,412       59,425,835      0.9

             Industrial      EUR     28,000,000   General Electric Capital Corp.,
             Conglomerates                        3.625% due 12/06/2002                  24,374,302       25,199,060      0.4



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

                           Currency      Face                                                                      Percent of
COUNTRY      Industries  Denomination   Amount     Fixed-Income Securities                Cost            Value    Net Assets
United       Media           USD      8,425,000   Olympus Communications
States                                            LP/Capital Corp., 10.625%
(concluded)                                       due 11/15/2006                    $     8,091,665  $     7,666,750     0.1%

             Office                               Xerox Credit Corporation:
             Electronics     JPY  2,500,000,000     0.80% due 12/16/2002                 17,897,783       18,302,181      0.3
                             JPY    500,000,000     1.30% due 2/01/2005                   2,255,650        2,842,679      0.0
                             JPY    900,000,000     1.50% due 6/06/2005                   4,453,557        5,116,822      0.1
                             JPY  5,000,000,000     2% due 6/06/2007                     23,089,808       25,700,935      0.4
                                                                                    ---------------  ---------------    -----
                                                                                         47,696,798       51,962,617      0.8

             Pharmaceuticals USD     15,000,000   Roche Holdings Inc., 0% due
                                                  4/20/2010 (Convertible Bonds)(d)        9,046,620        8,962,500      0.1

             Real Estate     USD     27,000,000   Malan Realty Investors, Inc.,
                                                  8.50% due 7/15/2003
                                                  (Convertible Bonds)(g)                 27,000,000       24,975,000      0.4
                             USD      4,500,000   National Health Investors,
                                                  Inc., 7% due 2/01/2004
                                                  (Convertible Bonds)                     3,987,848        4,117,500      0.0
                             USD      5,500,000   Sizeler Property Investors,
                                                  Inc., 8% due 7/15/2003
                                                  (Convertible Bonds)                     5,500,819        5,486,250      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         36,488,667       34,578,750      0.5

             Semiconductor   USD      3,700,000   Analog Devices, Inc., 4.75%
             Equipment &                          due 10/01/2005
             Products                             (Convertible Bonds)                     3,352,496        3,489,562      0.0
                             USD     38,200,000   Conexant Systems Inc., 4% due
                                                  2/01/2007 (Convertible Bonds)          26,782,776       24,686,750      0.4
                             USD     16,700,000   Hynix Semiconductor America,
                                                  8.25% due 5/15/2004                    14,423,607       13,360,000      0.2
                             USD     16,100,000   LSI Logic Corporation, 4% due
                                                  2/15/2005 (Convertible Bonds)          12,814,579       13,956,687      0.2
                             USD      2,875,000   Lattice Semiconductor Corporation,
                                                  4.75% due 11/01/2006                    2,858,518        2,619,844      0.1
                             USD      6,650,000   Mosel Vitelic Inc., 1% due
                                                  2/02/2005 (Convertible Bonds)(g)        6,635,000        7,647,500      0.1
                                                                                    ---------------  ---------------    -----
                                                                                         66,866,976       65,760,343      1.0

             Software        USD      4,950,000   Computer Associates
                                                  International, Inc., 5% due
                                                  3/15/2007 (Convertible Bonds)           4,950,000        5,296,500      0.1

             Textiles,                            Burlington Industries, Inc. (c):
             Apparel &       USD     26,125,000     7.25% due 9/15/2005                  10,033,623        4,180,000      0.1
             Luxury Goods    USD     17,120,000     7.25% due 8/01/2027                   5,801,463        2,739,200      0.0
                                                                                    ---------------  ---------------    -----
                                                                                         15,835,086        6,919,200      0.1

             US              USD        930,000   Fannie Mae, 5.125% due 2/13/2004          922,901          956,956      0.0
             Government &    USD    163,000,000   US Treasury Inflation Indexed
             Agency                               Notes, 3.375% due 1/15/2007 (f)       164,253,237      189,701,055      2.9
             Obligations     USD     77,000,000   US Treasury Notes, 3.50%
                                                  due 1/15/2011                          78,481,027       81,006,005      1.2
                                                                                    ---------------  ---------------    -----
                                                                                        243,657,165      271,664,016      4.1

             Wireless        USD     19,900,000   Nextel Communications, 5.25%
             Telecommuni-                         due 1/15/2010
             cation                               (Convertible Bonds)                    13,287,074       10,335,562      0.2
             Services


                                                  Total Fixed-Income Securities
                                                  in the United States                1,085,488,958      953,126,228     14.4


                                                  Total Investments in
                                                  Fixed-Income Securities             1,856,828,989    1,717,179,807     26.0


                                                  Total Long-Term Investments         5,333,212,752    5,354,347,600     81.1



                                                    Short-Term Securities
United       Commercial      USD     40,000,000   Citicorp, 1.78% due 5/16/2002          39,970,333       39,970,333      0.6
States       Paper**                              Gannett Company Inc.:
                             USD     15,000,000     1.78% due 5/06/2002                  14,996,292       14,996,292      0.2
                             USD     20,000,000     1.78% due 5/20/2002                  19,981,211       19,981,211      0.3
                             USD     56,271,000   General Electric Capital Corp.,
                                                  1.90% due 5/01/2002                    56,271,000       56,271,000      0.9
                                                  International Lease Finance
                                                  Corporation:
                             USD     45,000,000     1.78% due 5/06/2002                  44,988,875       44,988,875      0.7
                             USD     25,000,000     1.83% due 5/22/2002                  24,973,313       24,973,313      0.4
                             USD     11,280,000   Paccar Financial Corp., 1.73%
                                                  due 5/22/2002                          11,268,617       11,268,617      0.2
                                                  Pfizer Inc.:
                             USD     25,000,000     1.80% due 5/02/2002                  24,998,750       24,998,750      0.4
                             USD     30,000,000     1.73% due 5/20/2002                  29,972,608       29,972,608      0.4
                             USD     55,150,000   Volkswagen America Inc.,
                                                  1.73% due 5/22/2002                    55,093,817       55,093,817      0.8

                                                  Total Investments in
                                                  Commercial Paper                      322,514,816      322,514,816      4.9


             US              USD     14,000,000   Fannie Mae, 1.67% due 5/24/2002        13,985,063       13,985,063      0.2
             Government &                         Federal Home Loan Bank:
             Agency          USD     30,000,000     1.69% due 5/15/2002                  29,980,283       29,980,283      0.4
             Obligations**   USD    100,000,000     1.67% due 5/17/2002                  99,922,889       99,922,889      1.5
                                                  Freddie Mac:
                             USD     40,000,000     1.77% due 5/07/2002                  39,988,200       39,988,200      0.6
                             USD     60,000,000     1.78% due 5/28/2002                  59,919,900       59,919,900      0.9
                             USD     29,500,000   US Treasury Bills, 1.715%
                                                  due 5/16/2002 (f)                      29,478,920       29,479,055      0.5

                                                  Total Investments in US
                                                  Government & Agency Obligations       273,275,255      273,275,390      4.1


                                                  Total Short-Term Investments          595,790,071      595,790,206      9.0


                                                  Total Investments                   5,929,002,823    5,950,137,806     90.1



                                    Nominal Value                                       Premiums
OPTIONS WRITTEN                   Covered by Options        Issue                       Received

             Call Options                         The AES Corporation:
             Written                    500,000     expiring August 2002 at
                                                    USD 7.5                               (859,987)        (925,000)      0.0
                                        500,000     expiring November 2002 at
                                                    USD 10                                (784,976)        (575,000)      0.0
                                        200,000     expiring January 2003 at
                                                    USD 12.5                              (403,994)        (180,000)      0.0
                                        150,000   Analog Devices, Inc., expiring
                                                  June 2002 at USD 55                     (880,471)         (15,000)      0.0
                                                  Calpine Corporation:
                                        700,000     expiring October 2002 at
                                                    USD 12.5                            (2,743,958)        (980,000)      0.0
                                        280,000     expiring January 2003 at
                                                    USD 17.5                              (654,840)        (168,000)      0.0
                                        616,000     expiring January 2003 at
                                                    USD 20                                (912,886)        (277,200)      0.0
                                        100,000   Cisco Systems, Inc., expiring
                                                  July 2002 at USD 27.5                   (176,994)          (5,000)      0.0



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)

OPTIONS WRITTEN                 Nominal Value                                           Premiums                   Percent of
(concluded)                   Covered by Options            Issue                       Received          Value    Net Assets
             Call Options                    Computer Associates
             Written                         International, Inc.:
             (concluded)            500,000     expiring August 2002 at USD 20      $   (1,347,979)  $   (1,025,000)   (0.1)%
                                    288,000     expiring November 2002 at USD 25          (912,946)        (374,400)      0.0
                                    200,000     expiring January 2003 at USD 20           (633,981)        (700,000)      0.0
                                    200,000     expiring January 2003 at USD 22.5         (663,990)        (510,000)      0.0
                                    300,000  Comverse Technology, Inc.,
                                             expiring October 2002 at USD 17.5            (520,102)        (120,000)      0.0
                                    820,000  Corning Incorporated, expiring
                                             January 2003 at USD 10                       (648,789)        (533,000)      0.0
                                    100,000  FedEx Corp., expiring July 2002
                                             at USD 50                                    (461,985)        (420,000)      0.0
                                    200,000  Genesis Microchip Incorporated,
                                             expiring September 2002 at USD 25            (763,977)        (780,000)      0.0
                                    100,000  Hewlett-Packard Company, expiring
                                             May 2002 at USD 27.5                         (141,995)          (5,000)      0.0
                                    100,000  Intel Corporation, expiring
                                             July 2002 at USD 40                          (276,991)         (10,000)      0.0
                                    217,000  Lattice Semiconductor Corporation,
                                             expiring September 2002 at USD 22.5          (579,381)         (32,550)      0.0
                                    220,000  National Semiconductor Corporation,
                                             expiring May 2002 at USD 40                  (702,596)         (22,000)      0.0
                                    100,000  Schering-Plough Corporation,
                                             expiring August 2002 at USD 37.5             (241,996)         (10,000)      0.0
                                    100,000  Sprint Corp. (PCS Group), expiring
                                             August 2002 at USD 12.5                      (121,998)        (110,000)      0.0
                                    470,000  Sun Microsystems, Inc., expiring
                                             January 2003 at USD 10                       (479,385)        (493,500)      0.0
                                             Tyco International Ltd.:
                                     82,300     expiring July 2002 at USD 35              (326,726)         (16,460)      0.0
                                    100,000     expiring October 2002 at USD 25           (241,993)        (170,000)      0.0
                                             The Walt Disney Company:
                                    125,000     expiring July 2002 at USD 25              (221,242)        (100,000)      0.0
                                    127,000     expiring October 2002 at USD 25           (256,536)        (190,500)      0.0
                                    200,000  WorldCom, Inc.-MCI Group,
                                             expiring September 2002 at USD 10            (187,997)         (20,000)      0.0

                                             Total Options Written                     (17,150,691)      (8,767,610)    (0.1)

             Total Investments, Net of Options Written                              $ 5,911,852,132    5,941,370,196     90.0
                                                                                    ===============
             Foreign Time Deposits*                                                                      337,786,758      5.1
             Variation Margin on Financial Futures Contracts***                                            5,142,410      0.1
             Unrealized Depreciation on Forward Foreign Exchange Contracts****                          (15,204,656)    (0.2)
             Other Assets Less Liabilities                                                               330,631,929      5.0
                                                                                                     ---------------   ------
             Net Assets                                                                              $ 6,599,726,637   100.0%
                                                                                                     ===============   ======

(a)Floating rate note.
(b)Investment in companies of 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company
Act of 1940) are as follows:

                              Net Share       Net       Dividend
Industry     Affiliate         Activity       Cost       Income

Tobacco      DIMON
             Incorporated         --           --    $  232,760
Metals &     Rouge
   Mining    Industries, Inc.
             (Class A)            --           --            --


(c)Non-income producing security.
(d)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
(e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $45,348,000, representing 0.7% of net assets.

                             Acquisition
Issue                          Date(s)           Cost           Value

Diva Systems Corp.
   (Convertible Preferred,     7/17/1996 -
   Series C)                    8/22/1996    $  8,410,000    $    20,000
Diva Systems Corp.
   (Convertible Preferred,
   Series D)                    8/05/1997      11,440,000         20,000
Beneficial Interest in the
   Liquidating Trust of
   Geotek Communications, Inc.  8/15/2000               0        178,383
Metromedia Fiber
   Network, 8% due 9/30/2006    10/01/2001     40,309,377     45,129,162
                                             ------------   ------------
Total                                        $ 60,159,377   $ 45,347,545
                                             ============   ============

(f)All or a portion of security held as collateral in connection with open financial futures contracts.
(g)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds and are non-income producing.
The purchase price and number of shares of stock/face amount of bonds are subject to adjustment under certain conditions until the expiration date.
(i)Represents ownership in Broadband HOLDRs Trust. The Broadband
HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry.
(j)Represents ownership in Pharmaceutical HOLDRs Trust. The
Pharmaceutical HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the pharmaceutical industry.
(k)Represents ownership in Telecom HOLDRs Trust. The Telecom HOLDRs
Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the telecommunications industry.
(l)Represents ownership in Semiconductor HOLDRs Trust. The Semicon-ductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.
(m)Geotek Communications, Inc. reorganized as a result of Chapter 11
Bankruptcy. As a result, each holder will receive its pro-rata share of Units of Beneficial Interest in the Liquidating Trust of Geotek
Communications, Inc.
++American Depositary Receipts (ADR).
*Foreign time deposits bear interest at 3.22%, 3.28%, 3.24%, 3.25%
and 3.26% and mature on 5/03/2002, 5/10/2002, 5/17/2002, 5/24/2002 and 5/31/2002, respectively.
**Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
***Financial futures contracts purchased as of April 30, 2002 were as follows:

Number of                                    Expiration
Contracts      Issue           Exchange         Date            Value

  1,791       DJ Euro          Euronext
              Stoxx 50          Paris        June 2002     $   57,469,914
    479        FTSE             LIFFE        June 2002         36,068,073
    563          --             NASDAQ       June 2002         72,064,000
  1,025  Standard & Poor's
             500 Index           NYSE        June 2002        276,032,500
                                                           --------------
Total Financial Futures Contracts Purchased
(Total Contract Price--$472,414,774)                       $  441,634,487
                                                           ==============

Financial futures contracts sold as of April 30, 2002 were as follows:

Number of                                    Expiration
Contracts      Issue           Exchange         Date            Value

    170       Japanese
          Government Bond       Tokyo        June 2002     $  183,544,392
    491      Nikkei 225         OSAKA        June 2002         43,975,857
                                                           --------------
Total Financial Futures Contracts Sold
(Total Contract Price--$225,665,469)                       $  227,520,249
                                                           ==============

****Forward foreign exchange contracts as of April 30, 2002 were as follows:

Foreign                             Settlement               Unrealized
Currency Sold                          Date                 Depreciation

GBP           23,500,000             May 2002              $  (1,152,627)
GBP           43,000,000            June 2002                   (980,020)
JPY       28,000,000,000             May 2002                 (5,114,938)
JPY       31,740,000,000            June 2002                 (6,460,051)
JPY       14,200,000,000            July 2002                 (1,497,020)
                                                           --------------
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts--Net
(USD Commitment--$658,606,559)                             $ (15,204,656)
                                                           ==============

See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


STATEMENT OF ASSETS AND LIABILITIES


                As of April 30, 2002
Assets:         Investments, at value (including securities loaned of $696,852,605)
                (identified cost--$5,929,002,823)                                                             $ 5,950,137,806
                Investments held as collateral for loaned securities, at value                                    725,936,883
                Foreign cash (cost--$303,213,902)                                                                 308,451,260
                Cash                                                                                                1,423,125
                Foreign time deposits                                                                             337,786,758
                Receivables:
                   Interest                                                                $    31,365,076
                   Securities sold                                                              19,643,338
                   Capital shares sold                                                          13,069,924
                   Dividends                                                                    10,395,285
                   Variation margin                                                              5,142,410
                   Loaned securities                                                               223,187         79,839,220
                                                                                           ---------------
                Prepaid registration fees and other assets                                                            255,468
                                                                                                              ---------------
                Total assets                                                                                    7,403,830,520
                                                                                                              ---------------

Liabilities:    Collateral on securities loaned, at value                                                         725,936,883
                Options written, at value (premiums received--$17,150,691)                                          8,767,610
                Unrealized depreciation on forward foreign exchange contracts                                      15,204,656
                Payables:
                   Securities purchased                                                         31,767,948
                   Capital shares redeemed                                                      12,286,530
                   Investment adviser                                                            4,226,227
                   Distributor                                                                   3,151,864         51,432,569
                                                                                           ---------------
                Accrued expenses and other liabilities                                                              2,762,165
                                                                                                              ---------------
                Total liabilities                                                                                 804,103,883
                                                                                                              ---------------

Net Assets:     Net assets                                                                                    $ 6,599,726,637
                                                                                                              ===============

Net Assets      Class A Shares of Common Stock, $.10 par value, 450,000,000
Consist of:     shares authorized                                                                             $    10,574,418
                Class B Shares of Common Stock, $.10 par value, 2,000,000,000
                shares authorized                                                                                  18,603,235
                Class C Shares of Common Stock, $.10 par value, 200,000,000
                shares authorized                                                                                   3,948,060
                Class D Shares of Common Stock, $.10 par value, 900,000,000
                shares authorized                                                                                  17,437,061
                Paid-in capital in excess of par                                                                6,374,446,853
                Undistributed investment income--net                                                               43,642,725
                Undistributed realized capital gains on investments and foreign currency
                transactions--net                                                                                 137,621,427
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                                                 (6,547,142)
                                                                                                              ---------------
                Net assets                                                                                    $ 6,599,726,637
                                                                                                              ===============

Net Asset       Class A--Based on net assets of $1,397,287,923 and 105,744,182
Value:                   shares outstanding                                                                   $         13.21
                                                                                                              ===============
                Class B--Based on net assets of $2,404,277,830 and 186,032,352
                         shares outstanding                                                                   $         12.92
                                                                                                              ===============
                Class C--Based on net assets of $499,935,200 and 39,480,596
                         shares outstanding                                                                   $         12.66
                                                                                                              ===============
                Class D--Based on net assets of $2,298,225,684 and 174,370,610
                         shares outstanding                                                                   $         13.18
                                                                                                              ===============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Six Months Ended April 30, 2002
Investment      Interest (net of $6,030 foreign withholding tax)                                              $    89,733,007
Income:         Dividends (net of $3,653,347 foreign withholding tax)                                              28,651,502
                Securities lending--net                                                                               935,429
                                                                                                              ---------------
                Total income                                                                                      119,319,938
                                                                                                              ---------------

Expenses:       Investment advisory fees                                                   $    23,832,759
                Account maintenance and distribution fees--Class B                              12,534,222
                Account maintenance fees--Class D                                                2,632,394
                Transfer agent fees--Class B                                                     2,376,862
                Account maintenance and distribution fees--Class C                               2,000,032
                Transfer agent fees--Class D                                                     1,741,368
                Transfer agent fees--Class A                                                     1,115,074
                Equity swap expense                                                                737,195
                Custodian fees                                                                     678,156
                Accounting services                                                                656,541
                Transfer agent fees--Class C                                                       388,081
                Printing and shareholder reports                                                   169,716
                Pricing fees                                                                        75,417
                Registration fees                                                                   61,543
                Directors' fees and expenses                                                        29,508
                Other                                                                               88,481
                                                                                           ---------------
                Total expenses before reimbursement                                             49,117,349
                Reimbursement of expenses                                                      (1,318,112)
                                                                                           ---------------
                Total expenses after reimbursement                                                                 47,799,237
                                                                                                              ---------------
                Investment income--net                                                                             71,520,701
                                                                                                              ---------------

Realized &      Realized gain from:
Unrealized         Investments--net                                                            119,805,322
Gain (Loss) on     Foreign currency transactions--net                                           41,646,431        161,451,753
Investments &                                                                              ---------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                            265,089,245
Transactions       Foreign currency transactions--net                                          (8,842,619)        256,246,626
--Net:                                                                                     ---------------    ---------------
                Total realized and unrealized gain on investments and foreign
                currency transactions--net                                                                        417,698,379
                                                                                                              ---------------
                Net Increase in Net Assets Resulting from Operations                                          $   489,219,080
                                                                                                              ===============

See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                              April 30,         October 31,
                Increase (Decrease) in Net Assets:                                               2002               2001
Operations:     Investment income--net                                                     $    71,520,701    $   164,309,823
                Realized gain on investments and foreign currency transactions--net            161,451,753         91,111,168
                Change in unrealized appreciation/depreciation on investments and
                foreign currency transactions--net                                             256,246,626      (195,100,636)
                                                                                           ---------------    ---------------
                Net increase in net assets resulting from operations                           489,219,080         60,320,355
                                                                                           ---------------    ---------------

Dividends &     Investment income--net:
Distributions      Class A                                                                    (34,316,340)       (32,496,431)
to                 Class B                                                                    (53,360,684)       (45,249,722)
Shareholders:      Class C                                                                     (8,004,165)        (4,992,203)
                   Class D                                                                    (50,494,100)       (34,745,485)
                Realized gain on investments--net:
                   Class A                                                                       (793,360)      (152,385,142)
                   Class B                                                                     (1,576,521)      (420,328,833)
                   Class C                                                                       (227,495)       (37,637,803)
                   Class D                                                                     (1,221,108)      (166,805,497)
                                                                                           ---------------    ---------------
                Net decrease in net assets resulting from dividends and distributions
                to shareholders                                                              (149,993,773)      (894,641,116)
                                                                                           ---------------    ---------------

Capital Share   Net increase in net assets derived from capital share transactions             132,594,096        407,721,525
Transactions:                                                                              ---------------    ---------------

Net Assets:     Total increase (decrease) in net assets                                        471,819,403      (426,599,236)
                Beginning of period                                                          6,127,907,234      6,554,506,470
                                                                                           ---------------    ---------------
                End of period*                                                             $ 6,599,726,637    $ 6,127,907,234
                                                                                           ===============    ===============

                *Undistributed investment income--net                                      $    43,642,725    $    93,353,367
                                                                                           ===============    ===============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                Class A
have been derived from information                             For the Six
provided in the financial statements.                          Months Ended
                                                                April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            2002         2001          2000        1999         1998
Per Share       Net asset value, beginning of period          $     12.53  $     14.33  $     14.79  $     13.25  $     15.92
Operating                                                     -----------  -----------  -----------  -----------  -----------
Performance:    Investment income--net++                              .18          .42          .48          .67          .67
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                     .85        (.20)          .90         2.53       (1.28)
                                                              -----------  -----------  -----------  -----------  -----------
                Total from investment operations                     1.03          .22         1.38         3.20        (.61)
                                                              -----------  -----------  -----------  -----------  -----------
                Less dividends and distributions:
                   Investment income--net                           (.34)        (.33)        (.71)        (.61)        (.86)
                   In excess of investment income--net                 --           --       --++++           --           --
                   Realized gain on investments--net                (.01)       (1.69)       (1.13)       (1.05)       (1.20)
                                                              -----------  -----------  -----------  -----------  -----------
                Total dividends and distributions                   (.35)       (2.02)       (1.84)       (1.66)       (2.06)
                                                              -----------  -----------  -----------  -----------  -----------
                Net asset value, end of period                $     13.21  $     12.53  $     14.33  $     14.79  $     13.25
                                                              ===========  ===========  ===========  ===========  ===========

Total           Based on net asset value per share               8.27%+++        1.52%       10.20%       26.30%      (4.43%)
Investment                                                    ===========  ===========  ===========  ===========  ===========
Return:**

Ratios to       Expenses, net of reimbursement                      .95%*         .94%         .88%         .91%         .84%
Average                                                       ===========  ===========  ===========  ===========  ===========
Net Assets:     Expenses                                            .99%*         .98%         .93%         .97%         .93%
                                                              ===========  ===========  ===========  ===========  ===========
                Investment income--net                             2.84%*        3.14%        3.40%        4.86%        4.62%
                                                              ===========  ===========  ===========  ===========  ===========

Supplemental    Net assets, end of period (in thousands)      $ 1,397,288  $ 1,284,915  $ 1,224,613  $ 1,305,473  $ 1,513,999
Data:                                                         ===========  ===========  ===========  ===========  ===========
                Portfolio turnover                                 23.78%       44.87%       53.75%       26.95%       49.67%
                                                              ===========  ===========  ===========  ===========  ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                Class B
have been derived from information                             For the Six
provided in the financial statements.                          Months Ended
                                                                April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            2002         2001          2000        1999         1998
Per Share       Net asset value, beginning of period          $     12.25  $     14.04  $     14.52  $     13.01  $     15.65
Operating                                                     -----------  -----------  -----------  -----------  -----------
Performance:    Investment income--net++                              .11          .27          .33          .52          .52
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                     .83        (.19)          .88         2.49       (1.26)
                                                              -----------  -----------  -----------  -----------  -----------
                Total from investment operations                      .94          .08         1.21         3.01        (.74)
                                                              -----------  -----------  -----------  -----------  -----------
                Less dividends and distributions:
                   Investment income--net                           (.26)        (.18)        (.56)        (.45)        (.70)
                   In excess of investment income--net                 --           --       --++++           --           --
                   Realized gain on investments--net                (.01)       (1.69)       (1.13)       (1.05)       (1.20)
                                                              -----------  -----------  -----------  -----------  -----------
                Total dividends and distributions                   (.27)       (1.87)       (1.69)       (1.50)       (1.90)
                                                              -----------  -----------  -----------  -----------  -----------
                Net asset value, end of period                $     12.92  $     12.25  $     14.04  $     14.52  $     13.01
                                                              ===========  ===========  ===========  ===========  ===========

Total           Based on net asset value per share               7.75%+++         .47%        9.05%       25.08%      (5.37%)
Investment                                                    ===========  ===========  ===========  ===========  ===========
Return:**

Ratios to       Expenses, net of reimbursement                     2.02%*        1.96%        1.90%        1.94%        1.86%
Average                                                       ===========  ===========  ===========  ===========  ===========
Net Assets:     Expenses                                           2.79%*        2.00%        1.95%        1.99%        1.95%
                                                              ===========  ===========  ===========  ===========  ===========
                Investment income--net                             1.73%*        2.08%        2.40%        3.84%        3.60%
                                                              ===========  ===========  ===========  ===========  ===========

Supplemental    Net assets, end of period (in thousands)      $ 2,404,278  $ 2,650,313  $ 3,611,061  $ 4,496,037  $ 6,743,780
Data:                                                         ===========  ===========  ===========  ===========  ===========
                Portfolio turnover                                 23.78%       44.87%       53.75%       26.95%       49.67%
                                                              ===========  ===========  ===========  ===========  ===========



The following per share data and ratios                                                Class C
have been derived from information                             For the Six
provided in the financial statements.                          Months Ended
                                                                April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            2002         2001          2000        1999         1998
Per Share       Net asset value, beginning of period          $     12.02  $     13.83  $     14.33  $     12.86  $     15.50
Operating                                                     -----------  -----------  -----------  -----------  -----------
Performance:    Investment income--net++                              .11          .27          .32          .51          .51
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                     .81        (.19)          .87         2.46       (1.24)
                                                              -----------  -----------  -----------  -----------  -----------
                Total from investment operations                      .92          .08         1.19         2.97        (.73)
                                                              -----------  -----------  -----------  -----------  -----------
                Less dividends and distributions:
                   Investment income--net                           (.27)        (.20)        (.56)        (.45)        (.71)
                   In excess of investment income--net                 --           --       --++++           --           --
                   Realized gain on investments--net                (.01)       (1.69)       (1.13)       (1.05)       (1.20)
                                                              -----------  -----------  -----------  -----------  -----------
                Total dividends and distributions                   (.28)       (1.89)       (1.69)       (1.50)       (1.91)
                                                              -----------  -----------  -----------  -----------  -----------
                Net asset value, end of period                $     12.66  $     12.02  $     13.83  $     14.33  $     12.86
                                                              ===========  ===========  ===========  ===========  ===========

Total           Based on net asset value per share               7.74%+++         .42%        9.07%       25.05%      (5.38%)
Investment                                                    ===========  ===========  ===========  ===========  ===========
Return:**

Ratios to       Expenses, net of reimbursement                     1.98%*        1.97%        1.91%        1.95%        1.88%
Average                                                       ===========  ===========  ===========  ===========  ===========
Net Assets:     Expenses                                           2.02%*        2.01%        1.95%        2.01%        1.96%
                                                              ===========  ===========  ===========  ===========  ===========
                Investment income--net                             1.76%*        2.12%        2.36%        3.84%        3.61%
                                                              ===========  ===========  ===========  ===========  ===========

Supplemental    Net assets, end of period (in thousands)      $   499,935  $   346,124  $   312,568  $   322,238  $   503,556
Data:                                                         ===========  ===========  ===========  ===========  ===========
                Portfolio turnover                                 23.78%       44.87%       53.75%       26.95%       49.67%
                                                              ===========  ===========  ===========  ===========  ===========



The following per share data and ratios                                                Class D
have been derived from information                             For the Six
provided in the financial statements.                          Months Ended
                                                                April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            2002         2001          2000        1999         1998
Per Share       Net asset value, beginning of period          $     12.50  $     14.30  $     14.77  $     13.23  $     15.89
Operating                                                     -----------  -----------  -----------  -----------  -----------
Performance:    Investment income--net++                              .17          .39          .44          .64          .64
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                     .84        (.20)          .90         2.52       (1.28)
                                                              -----------  -----------  -----------  -----------  -----------
                Total from investment operations                     1.01          .19         1.34         3.16        (.64)
                                                              -----------  -----------  -----------  -----------  -----------
                Less dividends and distributions:
                   Investment income--net                           (.32)        (.30)        (.68)        (.57)        (.82)
                   In excess of investment income--net                 --           --       --++++           --           --
                   Realized gain on investments--net                (.01)       (1.69)       (1.13)       (1.05)       (1.20)
                                                              -----------  -----------  -----------  -----------  -----------
                Total dividends and distributions                   (.33)       (1.99)       (1.81)       (1.62)       (2.02)
                                                              -----------  -----------  -----------  -----------  -----------
                Net asset value, end of period                $     13.18  $     12.50  $     14.30  $     14.77  $     13.23
                                                              ===========  ===========  ===========  ===========  ===========

Total           Based on net asset value per share               8.17%+++        1.27%        9.86%       26.01%      (4.63%)
Investment                                                    ===========  ===========  ===========  ===========  ===========
Return:**

Ratios to       Expenses, net of reimbursement                     1.20%*        1.19%        1.13%        1.16%        1.10%
Average                                                       ===========  ===========  ===========  ===========  ===========
Net Assets:     Expenses                                           1.24%*        1.24%        1.18%        1.21%        1.18%
                                                              ===========  ===========  ===========  ===========  ===========
                Investment income--net                             2.58%*        2.92%        3.11%        4.61%        4.40%
                                                              ===========  ===========  ===========  ===========  ===========

Supplemental    Net assets, end of period (in thousands)      $ 2,298,226  $ 1,846,554  $ 1,406,264  $ 1,229,415  $ 1,316,994
Data:                                                         ===========  ===========  ===========  ===========  ===========
                Portfolio turnover                                 23.78%       44.87%       53.75%       26.95%       49.67%
                                                              ===========  ===========  ===========  ===========  ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Equity swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate of the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical. The Fund will deposit in a segregated account with its custodian high-quality, liquid fixed-income instruments or cash or cash equivalents in an amount equal to or greater than the market value of the liabilities under the swap agreement.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $24,943,946 increase in cost of securities (which, in turn, results in a corresponding $24,943,946 increase in undistributed net investment income and a corresponding $24,943,946 increase in net unrealized depreciation), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $4,913,574, decrease net unrealized appreciation by $32,600,431 and increase net realized capital gains by $2,742,911. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to ..625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the six months ended April 30, 2002, MLIM earned fees of $23,832,759, of which $1,318,112 was waived. MLIM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .10% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. For the six months ended April 30, 2002, MLIM paid MLAM U.K. a fee of $3,052,204 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account        Distribution
                         Maintenance Fee         Fee

Class B                        .25%             .75%
Class C                        .25%             .75%
Class D                        .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             FAMD            MLPF&S

Class A                     $ 2,575         $ 33,141
Class D                     $22,499         $343,551


For the six months ended April 30, 2002, MLPF&S received contingent deferred sales charges of $587,075 and $35,244 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $28 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2002, the Fund lent securities with a value of $210,897,933 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of April 30, 2002, cash collateral of $182,034,483 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $543,902,400 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended April 30, 2002, QA Advisors received $24,299 in securities lending agent fees.

For the six months ended April 30, 2002, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $46 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2002, the Fund reimbursed MLIM
$70,025 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $1,277,436,308 and $1,550,851,816, respectively.

Net realized gains (losses) for the six months ended April 30, 2002 and net unrealized gains (losses) as of April 30, 2002 were as follows:


                                        Realized        Unrealized
                                     Gains (Losses)   Gains (Losses)

Long-term investments                $   65,276,461   $   21,134,847
Short-term investments                       12,669              136
Options written                           (414,466)        8,383,081
Financial futures contracts              54,930,658     (32,635,067)
Forward foreign exchange contracts       58,175,082     (15,204,656)
Foreign currency transactions          (16,528,651)       11,774,517
                                     --------------   --------------
Total                                $  161,451,753   $  (6,547,142)
                                     ==============   ==============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $62,118,495, of which $860,278,844 related to appreciated securities and $798,160,349 related to depreciated securities. At April 30, 2002, the aggregate cost of investments, including options, for Federal income tax purposes was $5,879,251,701.

Transactions in call options written for the six months ended
April 30, 2002 were as follows:


                                      Nominal Value      Premiums
                                         Covered         Received
Outstanding call options written,
beginning of period                      1,988,400    $   3,119,192
Options written                          8,595,300       19,901,757
Options expired                        (1,588,400)      (2,441,545)
Options exercised                        (500,000)      (1,345,745)
Options closed                           (900,000)      (2,082,968)
                                     -------------    -------------
Outstanding call options written,
end of period                            7,595,300    $  17,150,691
                                     =============    =============


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $132,594,096 and $407,721,525 for the six months ended April 30, 2002 and for the year ended October 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                        Dollar
Ended April 30, 2002                    Shares           Amount

Shares sold                           10,773,771     $  139,746,290
Shares issued to shareholders
in reinvestment of dividends
and distributions                      2,403,081         30,543,164
                                    --------------   --------------
Total issued                          13,176,852        170,289,454
Shares redeemed                     (10,006,554)      (129,811,810)
                                    --------------   --------------
Net increase                           3,170,298     $   40,477,644
                                    ==============   ==============



Class A Shares for the Year Ended                        Dollar
October 31, 2001                        Shares           Amount

Shares sold                           25,849,588     $  354,819,237
Shares issued to shareholders
in reinvestment of dividends
and distributions                     13,299,453        168,977,550
                                    --------------   --------------
Total issued                          39,149,041        523,796,787
Shares redeemed                     (22,003,754)      (291,217,055)
                                    --------------   --------------
Net increase                          17,145,287     $  232,579,732
                                    ==============   ==============



Merrill Lynch Global Allocation Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Six Months                        Dollar
Ended April 30, 2002                    Shares           Amount

Shares sold                           17,252,119     $  219,357,010
Shares issued to shareholders
in reinvestment of dividends
and distributions                      3,752,914         46,836,366
                                    --------------   --------------
Total issued                          21,005,033        266,193,376
Automatic conversion of shares      (31,604,115)      (400,977,729)
Shares redeemed                     (19,722,419)      (250,238,814)
                                    --------------   --------------
Net decrease                        (30,321,501)     $(385,023,167)
                                    ==============   ==============



Class B Shares for the Year Ended                        Dollar
October 31, 2001                        Shares           Amount

Shares sold                           29,152,952     $  380,158,946
Shares issued to shareholders
in reinvestment of dividends
and distributions                     31,734,911        395,341,340
                                    --------------   --------------
Total issued                          60,887,863        775,500,286
Automatic conversion of shares      (50,717,473)      (658,909,381)
Shares redeemed                     (50,931,574)      (666,213,431)
                                    --------------   --------------
Net decrease                        (40,761,184)     $(549,622,526)
                                    ==============   ==============



Class C Shares for the Six Months                        Dollar
Ended April 30, 2002                    Shares           Amount

Shares sold                           12,666,413     $  158,701,502
Shares issued to shareholders in
reinvestment of dividends and
distributions                            575,674          7,040,502
                                    --------------   --------------
Total issued                          13,242,087        165,742,004
Shares redeemed                      (2,561,764)       (31,890,674)
                                    --------------   --------------
Net increase                          10,680,323     $  133,851,330
                                    ==============   ==============



Class C Shares for the Year Ended                        Dollar
October 31, 2001                        Shares           Amount

Shares sold                            7,738,448     $   98,646,888
Shares issued to shareholders in
reinvestment of dividends and
distributions                          2,934,486         35,927,627
                                    --------------   --------------
Total issued                          10,672,934        134,574,515
Shares redeemed                      (4,478,278)       (57,202,236)
                                    --------------   --------------
Net increase                           6,194,656     $   77,372,279
                                    ==============   ==============



Class D Shares for the Six Months                        Dollar
Ended April 30, 2002                    Shares           Amount

Shares sold                            7,074,398     $   91,464,687
Automatic conversion of shares        31,003,535        400,977,729
Shares issued to shareholders
in reinvestment of dividends
and distributions                      3,502,047         44,440,972
                                    --------------   --------------
Total issued                          41,579,980        536,883,388
Shares redeemed                     (14,976,903)      (193,595,099)
                                    --------------   --------------
Net increase                          26,603,077     $  343,288,289
                                    ==============   ==============



Class D Shares for the Year Ended                        Dollar
October 31, 2001                        Shares           Amount

Shares sold                           11,141,879     $  147,683,825
Automatic conversion of shares        49,743,861        658,909,381
Shares issued to shareholders
in reinvestment of dividends
and distributions                     13,795,302        175,171,367
                                    --------------   --------------
Total issued                          74,681,042        981,764,573
Shares redeemed                     (25,221,875)      (334,372,533)
                                    --------------   --------------
Net increase                          49,459,167     $  647,392,040
                                    ==============   ==============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended
April 30, 2002.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Bryan N. Ison, Senior Vice President and Portfolio Manager
Dennis W. Stattman, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863